                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ] Preliminary Proxy Statement                [ ] Confidential, for Use of the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e)(2))



[X] Definitive Proxy Statement

[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              eVENTURES GROUP, INC.
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                (Name of Registrant as Specified in its Charter)

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      (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of Filing Fee (Check the appropriate box):

    [X] No fee required.
    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined):

--------------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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    [ ] Fee paid previously with preliminary materials:

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    [ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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


                                 [COMPANY LOGO]


                                October 5, 2000


Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of eVentures Group, Inc. (the "Company"), which is to be held at the Crescent Club, 300 Crescent Court, 17th Floor, Dallas, Texas 75201, on Thursday, November 9, 2000, commencing at 3:00 PM (Central Daylight Savings
Time). The Company urges you to be present in person or to be represented by proxy at the Annual Meeting.

     The enclosed Notice of Annual Meeting and Proxy Statement fully describes the purposes for the Annual Meeting, which include the following: (i) to elect three Class I directors to serve until the 2003 Annual Meeting, and until their successors are duly elected and qualified; (ii) to ratify the adoption of certain amendments to the Company's 1999 Omnibus Securities Plan; (iii) to consider and vote upon an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 75,000,000 to 200,000,000 and to increase the number of authorized shares of preferred stock from 5,000,000 to 25,000,000; and (iv) to transact any other business that may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

     The Company's Board of Directors (the "Board") believes that a favorable vote on each of the matters to be considered at the Annual Meeting is in the best interest of the Company and its stockholders, and the Board unanimously recommends a vote "FOR" each of those matters. Accordingly, the Company urges you to review the accompanying material carefully and to return the enclosed proxy promptly.

     The Board has fixed the close of business on September 15, 2000, as the record date for the determination of the stockholders who will be entitled to notice of and to vote at the Annual Meeting. Accordingly, only stockholders of record at the close of business on that date will be entitled to vote at the Annual Meeting. A list of the stockholders entitled to vote at the Annual Meeting will be available for inspection during ordinary business hours at least ten days prior to the Annual Meeting at the Company's offices, 300 Crescent Court, Suite 800, Dallas, Texas 75201, and it will also be available for inspection at the Annual Meeting.

     Directors and officers of the Company will be present to help host the Annual Meeting and to respond to any questions from the stockholders. Regardless of whether or not you expect to attend the Annual Meeting, please mark, sign, date, and return the enclosed proxy without delay. You may vote in person even if you have previously returned a proxy.

                                            Sincerely,

                                            /s/ Jeffrey A. Marcus
                                            Chairman and Chief Executive Officer

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 9, 2000

TO THE STOCKHOLDERS OF EVENTURES GROUP, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of eVentures Group, Inc. (the "Company"), a Delaware corporation, will be held on Thursday, November 9, 2000, at 3:00 PM (Central Daylight Savings
Time), at the Crescent Club, 300 Crescent Court, 17th Floor, Dallas, Texas
75201.

     The Annual Meeting is for the following purposes:

     1. to elect three Class I directors to serve until the 2003 Annual Meeting, and until their successors are duly elected and qualified;

     2. to ratify the adoption of certain amendments to the Company's 1999 Omnibus Securities Plan;

     3. to consider and vote upon an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 75,000,000 to 200,000,000 and to increase the number of authorized shares of preferred stock from 5,000,000 to 25,000,000 shares; and

     4. to transact any other business that may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this notice. A copy of the Company's 2000 Annual Report to Stockholders, which includes audited financial statements, is also enclosed with this notice.

     Only stockholders of record at the close of business on September 15, 2000, are entitled to notice of and to vote at the Annual Meeting. A list of such stockholders will be available for inspection during ordinary business hours at least ten days prior to the Annual Meeting in the Company's offices at 300 Crescent Court, Suite 800, Dallas, Texas 75201, and it also will be available for inspection at the Annual Meeting.

     Each vote is important. To ensure that it is cast, the enclosed proxy should be marked, signed, dated, and returned as promptly as possible in the postage-prepaid envelope that has been enclosed for that purpose. A stockholder may vote in person even if he or she has previously returned a proxy.

                                             By Order of the Board of Directors,

                                             /s/ Stuart J. Chasanoff
                                             Senior Vice President,
                                             General Counsel and Secretary

Dallas, Texas

October 5, 2000
                              eVENTURES GROUP, INC.

                                   ----------

                                 PROXY STATEMENT


                                   ----------


                       FOR ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 9, 2000

                               GENERAL INFORMATION


TIME, DATE AND PLACE OF MEETING

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of eVentures Group, Inc., a Delaware corporation (the "Company"), of proxies from the holders of the Company's common stock, par value $.00002 per share (the "Common Stock"), for use at the Company's 2000 Annual Meeting of Stockholders (the "Annual Meeting") or at any postponement or adjournment thereof, for the purposes set forth herein and in the Notice of Annual Meeting of Stockholders. The Annual Meeting is to be held on Thursday, November 9, 2000, commencing at 3:00 PM (Central Daylight Savings
Time) at the Crescent Club, 300 Crescent Court, 17th Floor, Dallas, Texas 75201.


     This Proxy Statement and the enclosed form of proxy are first being sent to stockholders on or about October 10, 2000. Stockholders should review the information provided herein in conjunction with the Company's 2000 Annual Report to Stockholders, which accompanies this Proxy Statement.


     The Company's principal executive offices are located at 300 Crescent Court, Suite 800, Dallas, Texas 75201 and its telephone number is (214) 777-4100.

INFORMATION CONCERNING THE PROXY

     The enclosed proxy is solicited on behalf of the Board. The giving of a proxy does not preclude the right to vote in person should any stockholder giving a proxy so desire. Stockholders have the unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company's Secretary at the Company's headquarters a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

     All shares represented by valid proxies at the Annual Meeting, unless the stockholder otherwise specifies, will be voted "FOR" the proposals (1) through
(3) described on the Notice of Annual Meeting and at the discretion of the proxy holders with respect to any matter not known to the Board on the date of mailing this Proxy Statement that may properly come before the Annual Meeting or any adjournment or postponement thereof. Where a stockholder has appropriately specified how a proxy is to be voted, it will be cast accordingly.

     The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting and the enclosed proxy is to be borne by the Company. In addition to the use of mail, employees of the Company may solicit proxies personally and by telephone. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expense in so doing.

NO DISSENTERS' OR APPRAISAL RIGHTS

     You will not be entitled to any right of appraisal or similar rights of dissenters with respect to any of the proposals.

RECORD DATE AND OUTSTANDING VOTING SECURITIES; CONTROL BY MAJORITY STOCKHOLDERS


     The close of business on September 15, 2000, is the record date (the "Record Date") for determining the stockholders who will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, the Company had issued and outstanding approximately:


o 51,989,745 shares of issued and outstanding Common Stock held by approximately 1,060 stockholders of record;

o No shares of issued and outstanding Series A Convertible Preferred Stock (the "Preferred A Stock");

o 4,500 shares of issued and outstanding Series B Convertible Preferred Stock (the "Preferred B Stock") held by approximately 18 stockholders of record; and

o 15,570 shares of Series C Convertible Preferred Stock (the "Preferred C Stock") held by approximately 8 stockholders of record.

     An additional 326,087, and 869,832 shares of Common Stock are issuable upon the conversion of the outstanding Preferred B Stock, and Preferred C Stock, respectively.

     Each share of Common Stock is entitled to one vote. The Common Stock constitutes the only outstanding securities of the Company that can vote at the Annual Meeting.

     IEO Investments Limited, Infinity Emerging Subsidiary Limited, and Infinity Investors Limited (the "Infinity Entities") hold approximately 52.8% of the Common Stock and have effective control of the Company through the voting power of their shares. Accordingly, the Infinity Entities have the ability to elect all directors and to affect or prevent any corporate transactions that require the majority approval of the holders of the Common Stock, including mergers and other business combinations.

QUORUM, ABSTENTIONS AND BROKER NON-VOTES

     The presence at the Annual Meeting, either in person or by proxy relating to any matter, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum. If less than a majority of the outstanding shares of Common Stock entitled to vote are represented at the Annual Meeting, a majority of the shares of Common Stock so represented may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

     Prior to the Annual Meeting, the Company will select an inspector for elections of the Annual Meeting, who will be an employee of the Company's transfer agent. Such inspector will determine the number of shares of Common Stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof.

     Under Delaware law, abstentions and broker "non-votes," which are proxies from brokers or nominees indicating that such person has not received instructions from the beneficial owner or other person entitled to vote such shares on a particular matter with respect to which the broker or nominee does not have discretionary voting power, will be counted for determining whether a quorum is present but will not be counted as votes cast.

VOTE REQUIRED

     The two nominees receiving the greatest number of votes cast by those entitled to vote will be elected. A majority vote of the outstanding Common Stock is necessary for the adoption of the proposed amendments to the Company's Amended and Restated Articles of Incorporation. For all other matters submitted at the meeting (including the proposal to ratify the amendments to the Company's 1999 Omnibus Securities Plan), an affirmative vote of the majority of the shares present in person or by proxy is necessary.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     The Board currently consists of nine directors divided into three classes of three directors each, designated Class I, Class II and Class III. Directors in each class serve for a term of three years and until their successors are duly elected and qualified. At this time, Class II has one vacancy. The term of one class expires at each annual meeting of stockholders.

     At the Annual Meeting, three directors will be elected as Class I directors, to serve until the 2003 Annual Meeting and until their successors are duly elected and qualified. The nominees for election at the Annual Meeting as Class I directors of the Board are Mark R. Graham, Stuart Subotnick and Jan Robert Horsfall. The nominees are now serving as directors. Mr. Graham was previously elected by the stockholders of the Company and Mr. Subotnick and Mr. Horsfall were elected by the Board.

     Under the Company's Amended and Restated Bylaws, directors are elected by a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting. Proxy holders may not vote proxies for a greater number of individuals than the nominees named. Unless otherwise instructed, proxy holders will vote proxies for the three nominees.

     If elected, Mr. Graham, Mr. Subotnick and Mr. Horsfall will serve as directors until the Annual Meeting in 2003 and until their successors are duly elected and qualified or until their earlier resignation or removal. Information about each of the nominees is set forth in the following section regarding current directors.

     THE BOARD RECOMMENDS A VOTE IN FAVOR OF THE ELECTION OF THE THREE NOMINEES.

INFORMATION REGARDING NOMINEES AND DIRECTORS

     The following table and biographical descriptions set forth certain information with respect to the three nominees for election as Class I directors at the Annual Meeting and the continuing directors whose terms expire at the annual meetings of stockholders in 2001 and 2002, based upon information furnished to the Company by each director.

              Name                      Age                Director Since
              ----                      ---                --------------
CLASS I NOMINEES FOR ELECTION
AT 2000 ANNUAL MEETING (TERM
EXPIRES IN 2003)
         Mark R. Graham                  42                      1999
         Jan R. Horsfall                 40                      2000
         Stuart A. Subotnick             58                      2000
CLASS II CONTINUING DIRECTORS
(TERM EXPIRES IN 2001)
         David Leuschen                  49                      2000
         Fred A. Vierra                  68                      1999
CLASS III CONTINUING DIRECTORS
(TERM EXPIRES IN 2002)
         Clark K. Hunt                   35                      1999
         Jeffrey A. Marcus               53                      2000
         Barrett N. Wissman              38                      1999

NOMINEES FOR ELECTION AT THE 2000 MEETING--TERM EXPIRES IN 2003

     Mark R. Graham has been one of the Company's directors since September 22, 1999. Mr. Graham has been a principal of Catalyst Asset Management, since December of 1999. He was a private investor based in Philadelphia from 1997 until forming Catalyst. Mr. Graham co-founded Drake Goodwin & Graham, a private equity investment firm, in 1992 and served as a director until 1997. Mr. Graham received a Bachelor of Arts in History, cum laude, from the University of Michigan and a Juris Doctor degree from Georgetown University Law Center.

     Stuart Subotnick has been one of the Company's directors since January 1, 2000. Mr. Subotnick was retained as a consultant to the Company from October 1999 through December 1999. He has been a general partner and an owner of Metromedia Company since 1986. He is also Chief Executive Officer of Metromedia International Group, Chairman of Big City Radio, Inc., and a director of Carnival Cruise Lines, Inc. and Metromedia Fiber Network, Inc.

     Jan Robert Horsfall has been one of the Company's directors since January 1, 2000. Mr. Horsfall has been the Company's Chief Internet Strategist since October 14, 1999. Mr. Horsfall has been Chief Executive Officer and President of PhoneFree.com since November of 1999. From 1996 until joining PhoneFree.com, Mr. Horsfall was Vice President of Marketing for Lycos Inc. Prior to joining Lycos, Mr. Horsfall was Vice President of Consumer Brands at The Valvoline Company, a division of Ashland, Inc. Mr. Horsfall has a Bachelor of Science degree from Colorado State University.

CLASS II CONTINUING DIRECTORS--TERM EXPIRES IN 2001

     David M. Leuschen has been one of our directors since February 4, 2000. Mr. Leuschen is a founder and managing director of Riverstone Holdings, LLC, a New York and Connecticut-based private equity firm formed in March 2000 to invest in a variety of energy and power related businesses on a worldwide basis. From 1977 to March 11, 2000, Mr. Leuschen was employed by Goldman, Sachs & Co. in various capacities. From 1986 to 1999, he was a partner of Goldman, Sachs in charge of the firm's Energy and Power Department within Investment Banking. He was also a member of the Energy Investment Committee, which oversees direct investment activity in the energy and power arenas. He is also owner and President of Switchback Ranch LLC of Cody, Wyoming and Roscoe, Montana. He has been a Director of Cambridge Energy Research Associates and Cross Timbers Oil Company. He received his MBA and AB degrees from Dartmouth College in 1977 and 1974.

     Fred A. Vierra has been one of the Company's directors since September 22, 1999. He was also Vice-Chairman of the Board, and served as Chairman of the Board for the Company from September 1999 through April 2000. He was Chief Executive Officer of Tele-Communications International, Inc., the international arm of Tele-Communications, Inc., from 1994 to 1997. Mr. Vierra has served on the Boards of Turner Broadcasting, Discovery Channel and Telewest plc. Currently, Mr. Vierra is director of Formus Communications, Inc., and Jones International Networks, Ltd.

CLASS III CONTINUING DIRECTORS--TERM EXPIRES IN 2002

     Clark K. Hunt has been one of the Company's directors since September 22, 1999. He is President of Hunt Financial Group, LLC., a Dallas based financial service firm, and is a Co-Manager of HW Capital and related investment advisory companies which he co-founded in 1991. Mr. Hunt is also involved with several family controlled enterprises, including venture capital investor, Hunt Capital Group, real estate and mining conglomerate, Hunt Midwest Enterprises, and Hunt Sports Group. Hunt Sports Group is the management company responsible for overseeing the Hunt family's investments in the Kansas City Chiefs of the National Football League, the Chicago Bulls of the National Basketball Association, and two franchises in Major League Soccer. Mr. Hunt serves as a director of United Petroleum Corporation. Mr. Hunt attended Southern Methodist University, where he graduated first in his class with a Bachelor of Business Administration and was a two-time recipient of the University's highest academic award, the Provost Award for Outstanding Scholar.

     Jeffrey A. Marcus has been Chairman and Chief Executive Officer of the Company since April 4, 2000. Prior to joining eVentures in April of 2000, Mr. Marcus was a co-founder and Senior Managing Partner of Marcus & Partners, a Dallas-based venture capital firm formed in March 1999. From June 1998 through March 1999, he was the President and Chief Executive Officer of AMFM, Inc. (formerly Chancellor Media Corporation), one of the nation's largest radio broadcasting companies. Prior to Chancellor Media, Mr. Marcus founded and served as Chairman and Chief Executive Officer of Marcus Cable Company which he founded in 1990. Mr. Marcus is a director of Brinker International. He received a Bachelor of Science Degree in Economics from the University of California - Berkeley.

     Barrett N. Wissman has been President and one of the Company's directors since September 22, 1999. He also served as President and Chief Executive Officer from September 1999 through April 2000. He has been the sole manager of HW Partners, a Co-Manager of HW

Capital, and a manager of related investment advisory companies, which he co-founded in 1993. Mr. Wissman holds a Bachelor of Arts degrees, cum laude, in economics and political science from Yale University, a Master of Arts degree in music from Southern Methodist University and a Doctorate in Music from Academia Chiziannini in Italy.

THE BOARD AND ITS COMMITTEES

     The business of the Company is managed under the direction of the Board. The Board meets on a regular basis during the Company's fiscal year to review significant developments affecting the Company and to act on matters requiring Board approval. It also holds special meetings or acts by unanimous written consent when an important matter requires Board action between scheduled meetings. During fiscal year 2000, the Board had eight meetings and acted by unanimous written consent on six occasions. Each member of the Board participated in at least 75% of such Board and applicable committee meetings held during fiscal year 2000 and the period during which he was a director.

     The Board has established Audit and Compensation Committees to devote attention to specific subjects and to assist the Board in the discharge of its responsibilities. The functions of those committees and their current members are set forth below.

     The Audit Committee recommends to the Board the appointment of the firm selected to serve as the independent auditor for the Company and its subsidiaries and monitors the performance of any such firm. It also reviews and approves the scope of the audit and evaluates, with the independent auditor, the Company's audit and annual financial statements, reviews with management the status of internal accounting controls, evaluates issues having a potential financial impact on the Company, which may be brought to the Audit Committee's attention by management, the independent auditors, or the Board and evaluates public financial reporting documents of the Company. Fred A. Vierra, Mark R. Graham, David M. Leuschen and Stuart Subotnick are currently members of the Audit Committee and Mr. Vierra currently serves as Chairman. The Audit Committee met one time during fiscal year 2000.

     The Compensation Committee is responsible for evaluating the Company's compensation policies, administering the Company's stock award and incentive plans, and establishing the compensation for the executive officers. Clark K. Hunt, David M. Leuschen, Barrett N. Wissman, and Mark R. Graham are currently members of the Compensation Committee. The Compensation Committee has established an Option Subcommittee to devote attention to option-related policies and to assist the Compensation Committee in the discharge of its responsibilities. David M. Leuschen and Mark R. Graham are currently members of the Option Subcommittee. The Compensation Committee met one time during fiscal year 2000 and acted by unanimous written consent on one occasion, and the Option Subcommittee did not meet during the fiscal year 2000 or act by unanimous written consent.

     The Company does not have an Executive Committee or a Nominating Committee. The functions customarily attributable to an Executive Committee and a Nominating Committee are performed by the Board as a whole. See "Certain Relationships and Related Transactions" for a discussion of the agreements between the Company and the directors of the Company.

COMPENSATION OF DIRECTORS

     On September 22, 1999, pursuant to our 1999 Omnibus Securities Plan described below, we granted a total of 600,000 options to purchase shares of Common Stock to our newly appointed directors. On October 14, 1999, we granted 100,000 options to purchase shares of Common Stock to each of Jan Robert Horsfall and Stuart Subotnick, respectively, in connection with their agreement to serve as our directors. On February 4, 2000, we granted 100,000 options to purchase shares of Common Stock to David M. Leuschen in connection with his agreement to serve as our director.

     Effective July 1, 2000, each non-employee director receives $1,000 for each Board meeting and committee meeting attended in person and $500 for each Board meeting and committee meeting attended by conference call.

                                   PROPOSAL 2

         RATIFICATION OF AMENDMENTS TO THE 1999 OMNIBUS SECURITIES PLAN

GENERAL.

     The Board and our stockholders adopted and approved our 1999 Omnibus Securities Omnibus Plan (the "Omnibus Plan") as of September 22, 1999. Under the Omnibus Plan, our officers, directors, key employees and consultants, together with those of our affiliated entities, are eligible to receive stock options, restricted and unrestricted stock awards, performance stock awards, dividend equivalent rights, interest equivalents, and stock appreciation rights.

     On November 10, 1999, the Board approved certain amendments to the Omnibus Plan (the "Amendments"). The Amendments were designed to reflect certain deficiencies in the original plan and to more accurately describe the terms and conditions of the Omnibus Plan.

     It is the opinion of the Board that approval of the Amendments will further the purpose of the Omnibus Plan by more accurately fulfilling the purpose of the Omnibus Plan and facilitating the administration of the Omnibus Plan.

SUMMARY OF AMENDMENTS.

     Described below is a summary of some of the significant Amendments. The full text of the Omnibus Plan, marked to show the Amendments, is set forth in Appendix A hereto. The following description is qualified in its entirety by reference to Appendix A.

     AMENDMENTS REGARDING NUMBER OF SHARES AVAILABLE FOR AWARD

     We have authorized and reserved 15% of our issued and outstanding shares of Common Stock for delivery upon the exercise of stock options, or under other awards, granted pursuant to the Omnibus Plan. The calculation of the 15% threshold will be made prior to the date of any award using the same calculation we use to calculate fully diluted earnings per share for the immediately preceding fiscal year. As of June 30, 2000, this maximum would permit the Company to make awards with respect to 15% of 51,989,745 shares (or approximately 7.8 million shares).

     Prior to the Amendments, the maximum number of shares was set at 4,000,000. This limitation was intended to be the maximum number of shares that may be delivered pursuant to the exercise of "incentive stock options" granted under the Omnibus Plan. We have maintained the 4,000,000 maximum limitation for incentive stock options.

     The Omnibus Plan provides that the maximum number of shares of Common Stock that may be subject to awards for any individual to whom the Company intends to grant "performance based compensation" (as such term is defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code")) is 500,000. Performance based compensation awards are designed to preserve the Company's compensation-related tax deduction for awards made to its top executives. The Amendments do not change the 500,000 maximum. However, the Amendments clarify that while shares of Common Stock that are subject to awards that expire, terminate or are canceled may again be available for grant (and are not counted in determining the other maximums under the Omnibus Plan), such shares would count against the 500,000 maximum, to the extent Code Section 162(m) would so require, and thus would not be available for re-grant.

     The Omnibus Plan allows awards to be granted in substitution for awards made under another company's plans in cases where the other company becomes affiliated with the Company (e.g., through acquisition). The Amendments clarify that should such substitute awards be made under the Omnibus Plan, the substitute awards would not be counted against the maximum number of shares available for awards under the Omnibus Plan

     AMENDMENTS TO ENSURE COMPLIANCE WITH OR OBTAIN BENEFIT OF CERTAIN LAWS

     The Omnibus Plan is designed to ensure that awards comply with Code Section 162(m) (so that the Company preserves the compensation-related tax deduction for awards made to its top executives) and Rule 16b-3 issued under Section 16 of the Securities Exchange Act of 1934, as amended (to ensure that awards do not result in liability to recipients for short-swing profits). Incentive stock options granted under the Omnibus Plan are intended to meet the requirements of Code
Section 422. As administered, the Omnibus Plan intends to comply with other applicable laws.

     Code Section 162(m). With regard to Code Section 162(m), the Amendments clarify the difference between "performance based compensation", which is a defined term within Code Section 162(m), and the "performance criteria" on which performance goals may be set. In that regard, the Amendments have modified the list of performance criteria that can be made the basis of performance-based award. As amended, the list of potential criteria are: (i) income or net income
(ii) pre-tax income, (iii) operating income, (iv) cash flow, (v) earnings per share (including earnings before interest, taxes and amortization), (vi) return on equity, (vii) return on invested capital or assets, (viii) cost reductions or savings, (ix) funds from operations, (x) appreciation in the fair market value of Common Stock, (xi) earnings before any of the following items: interest, taxes, depreciation or amortization, (xii) book value of Common Stock, (xiii) total stockholder return, (xiv) return on capital, (xv) return on assets or net assets, and (xvi) operating margin.

     The Amendments also include a number of safeguards to ensure that awards intended to qualify as performance-based compensation so qualify and that such awards are not modified after they are granted in a manner that would cause such awards to lose such qualification. With respect to each type of award in the Omnibus Plan a provision is added to clarify that vesting or exercisability may be made contingent on satisfaction of performance goals based on one or more of the listed performance criteria, as well as the lapse of time.

     Rule 16b-3. The Omnibus Plan, as originally adopted, contained a number of restrictions that were once, but are no longer, required to comply with Rule 16b-3. In particular, the Omnibus Plan required that certain awards could not vest until six months and one day had elapsed from the date of the award and also required that awards be completely non-transferable. To preserve flexibility in administration, the Amendments delete the six month and one day restrictions and permit the Omnibus Plan's administering body to allow transferability in applicable award agreements.

     The six-month holding requirements of Section 16 of the 1934 Act continue to apply to stock a recipient may hold. Should the Omnibus Plan's administering body permit a recipient to satisfy withholding requirements with stock in the recipient's possession, the Amendments clarify that such stock must have been held for more than six months by the recipient (or by the recipient and his spouse jointly).

     Code Section 422. The Omnibus Plan permits the Company to grant "incentive stock options". The Amendments include a number of safeguards to ensure that awards intended to qualify as incentive stock options so qualify and are not modified after they are granted in a manner that would cause such awards to lose such qualification unless disqualification is intended. For example, included in the Amendments are provisions that require option award agreements to (i) designate an option as either an incentive stock option or a nonstatutory stock option, (ii) state the exercise price, and (iii) describe the vesting schedule.

     Other Applicable Laws. In general, the Omnibus Plan intends to comply with all applicable laws. As awards may be made outside of the United States, language is added in the Amendments to contemplate compliance with foreign laws, as well.

     AMENDMENTS REGARDING ADJUSTMENT OR AMENDMENT OF AWARDS

     The Omnibus Plan permits adjustment of awards for extraordinary dividends, as well as other events related to the Company's stock or securities. Prior to the Amendments, the Omnibus Plan contemplated adjustments only for extraordinary cash dividends. The Amendments permit adjustment in the case of extraordinary dividends payable in property.

     The Omnibus Plan provides its administering body with a variety of criteria that may be modified if an adjustment is necessary. However, prior to amendment, the Omnibus Plan provided that the exercise price of an award could only be adjusted if the aggregate exercise price for all awards would not exceed the aggregate exercise price for all awards multiplied by the number of underlying securities. Because this does not necessarily permit a full and fair adjustment in all cases, the Amendments eliminated this limitation. The Amendments add that any adjustment should be made to preserve the benefits of the Omnibus Plan and outstanding awards.

     The Omnibus Plan permits the Company to amend the terms of awards. However, prior to the Amendments, no amendment could be made unless the recipient consented. Because obtaining consent for all award amendments (even those favorable to a recipient) is neither desirable nor necessary and could be cumbersome, this restriction has been modified to require consent only when an amendment would materially impair a recipient's rights under the Omnibus Plan.

     AMENDMENTS TO CLARIFY AUTHORITY UNDER THE OMNIBUS PLAN

     Throughout the Omnibus Plan, reference is made to the authority of the Board, the Company and the Omnibus Plan's "administering body". The Amendments generally contemplate that the Omnibus Plan will be administered by an "administering body" which serves at the discretion of the Board. Throughout the Omnibus Plan, the Amendments more clearly delineate the administering body's role, authority and power.

     AMENDMENTS REGARDING AFFILIATED ENTITIES

     The Omnibus Plan permits grants to employees of the Company and its "affiliated entities". The Amendments more precisely define "affiliated entity" and take care to include "affiliated entities" when such references should be included but have been omitted (e.g., rules regarding the effect of termination of employment refer now to termination of employment with the Company or an affiliated entity). The Amendments also include procedures for addressing transfers between affiliated entities and clarify in more detail how certain transactions between affiliated entities would be treated under the Omnibus Plan.

     AMENDMENTS BETTER RECOGNIZING OMNIBUS NATURE OF OMNIBUS PLAN

     While the Omnibus Plan permits the grant of many different types of awards, some of the generally applicable provisions of the Omnibus Plan did not always clearly refer to all types of awards. Throughout the Omnibus Plan, the Amendments add the requisite language. For example, a Omnibus Plan provision regarding payment for awards that referred only to awards that could be exercised is amended to include other types of awards that do not have exercise provisions (e.g., stock grants).

     AMENDMENTS ADOPTING AND CLARIFYING CERTAIN ADMINISTRATIVE RULES IN THE OMNIBUS PLAN

     The Amendments adopt and clarify a number of rules regarding the day to day administration of the Omnibus Plan. For example, the Amendments now explicitly
(i) state that award agreements must describe key features of the grant, (ii) provide rules for acceleration of awards for non-employees whose engagement with the Company or an affiliated company terminates, (iii) take the position that an employee recipient who becomes an eligible non-employee shall not be considered to have terminated employment (except with respect to incentive stock options) unless the administering body provides otherwise, (iv) provide that in the case of the death or disability of a recipient, the Omnibus Plan's administering body need not work with the recipient's representative unless the administering body is satisfied that the representative has the requisite authority, (v) provide that taxes can be deducted from payments to be made under the plan provided the amount to be withheld does not exceed the withholding obligation, (vi) permit the administering body to add legends to stock in its discretion (rather than those required by law) and (vii) state that no other rights are granted to participants under the Omnibus Plan except the rights described in the Omnibus Plan and any award agreement.

     With respect to awards of restricted stock, the Amendments explicitly provide (i) rules for making elections under Code Section 83(b) (which permits recipients to recognize income on awards as of the date of the restricted stock grant rather than at the time restrictions lapse); (ii) that a grant of restricted stock must be accepted by the recipient by signing the award agreement; (iii) for book entry of shares, provided, that if a recipient wants a stock certificate issued, the recipient may be required to deliver it to the secretary of the Company or an escrow agent.

     With respect to awards of unrestricted stock, the Amendments permit the administering body to authorize and adopt rules regarding the deferral of awards.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE
AMENDMENTS.

                                   PROPOSAL 3

                     INCREASE IN NUMBER OF AUTHORIZED SHARES

     The Company's Amended and Restated Certificate of Incorporation currently authorizes the issuance of 75,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. On September 7, 2000, the Board adopted a resolution approving an amendment of said certificate to increase the authorized number of shares of Common Stock to 200,000,000, and the authorized number of shares of Preferred Stock to 25,000,000, subject to stockholder approval.


     As of the Record Date, the Company had 51,989,745 shares of Common Stock outstanding, 326,087 shares of Common Stock reserved for issuance upon conversion of the Series B Preferred, 869,832 shares of Common Stock reserved for issuance upon conversion of the Series C Preferred, 9,684,574 shares of Common Stock reserved for future issuance under non-qualified stock options grants, 6,901,928 shares of Common Stock reserved for issuance under the 1999 Omnibus Plan (of which approximately 4,176,663 shares are covered by outstanding options and approximately 2,725,265 are available for future grant or purchase), and 141,210 shares of Common Stock reserved for issuance upon the exercise of outstanding warrants to purchase Common Stock. Based upon the foregoing number of outstanding and reserved shares of Common Stock, the Company has approximately 5,086,624 authorized and unissued shares available for other purposes.


     The Board has adopted resolutions setting forth the proposed amendment to Article FOURTH of the Company's Amended and Restated Certificate of Incorporation, the advisability of such an amendment, and a call for submission of such amendment for approval by the stockholders at the Annual Meeting. The following is the text of Article FOURTH of the Amended and Restated Certificate of Incorporation, as proposed to be amended:

          "FOURTH: The aggregate number of shares which the Corporation shall have the authority to issue is 225,000,000, consisting of (i) 200,000,000 shares of Common Stock, par value $0.00002 per share (the "Common Stock"), and (ii) 25,000,000 shares of Preferred Stock, par value $0.00002 per share (the "Preferred Stock")."

     The Board believes that it is in the best interest of the Company to increase the number of shares of Common Stock and Preferred Stock that it is authorized to issue in order to provide it with the flexibility to accomplish such corporate purposes as may be identified in the future, such as to raise equity capital, to make acquisitions, to establish strategic relationships with other companies, to adopt additional or improve existing employee benefit plans, and to allow for stock splits. The Board has no immediate plans, understandings, agreements, or commitments to issue additional Common Stock or Preferred Stock for any of the foregoing purposes.

     The Board believes that the proposed increase in the number of authorized shares of Common Stock and Preferred Stock will make available sufficient shares to accomplish one or more of the foregoing purposes. No additional action or authorization by the Company's stockholders would be necessary prior to the issuance of additional shares, unless required by applicable law or regulation or the rules of any stock exchange or national securities association trading system on which the Common Stock is then listed or quoted. The Company reserves the right to seek a further increase in the number of authorized shares of Common Stock and Preferred Stock from time-to-time in the future as considered appropriate by the Board.

     Under the Amended and Restated Certificate of Incorporation, the Company's stockholders do not have preemptive rights with respect to the Common Stock or Preferred Stock. Thus, should the Board elect to issue additional shares of Common Stock or Preferred Stock, existing stockholders would not have any preferential rights to purchase such shares. In addition, if the Board elects to issue additional shares of Common Stock or Preferred Stock, such issuance could have a dilutive effect on earnings per share, voting power, and share holdings of current stockholders.

     Also, the proposed increase in the number of authorized shares of Common Stock and Preferred Stock could have an anti-takeover effect, under certain circumstances, although such a result is not the intention behind the proposal. For example, in the event of a hostile attempt to take control of the Company, it may be possible for the Company to endeavor to impede such an effort by issuing shares of Common Stock or Preferred Stock, thereby diluting the voting power of the other outstanding shares and increasing the potential costs to acquire control of the Company. The amendment, therefore, may have the effect of discouraging unsolicited takeover attempts. By impeding the initiation of such efforts, the amendment may limit the opportunity for the Company's stockholders to dispose of their shares at the higher price generally available in takeover attempts or under merger proposals. The amendment may have the effect of permitting the Company's current management, including the Board, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they become dissatisfied with the conduct of the Company's business. However, the Board is not aware of any attempt to take control of the Company, and it is not presenting this proposal with the intent that it be utilized as any type of anti-takeover device.

     THE BOARD RECOMMENDS A VOTE IN FAVOR OF THE AMENDMENT OF THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 75,000,000 TO 200,000,000 AND AUTHORIZED SHARES OF PREFERRED STOCK FROM 5,000,000 TO 25,000,000.

                            MANAGEMENT OF THE COMPANY

     The following discussion sets forth information regarding our executive officers. Information regarding those of our executive officers who are also directors is set forth under "Proposal No. 1 Election of Directors - Information Regarding Nominees and Directors."

     Thomas P. McMillin, 39, serves as our Senior Executive Vice President and Chief Operating Officer. Mr. McMillin joined the Company on April 3, 2000 as its Executive Vice President. Mr. McMillin was previously a co-founder of Marcus & Partners. Prior to forming Marcus & Partners, Mr. McMillin served as Senior Vice President and Chief Financial Officer of AMFM Inc. (formerly Chancellor Media Corporation) from October 1998 to March 1999. Mr. McMillin served as Executive Vice President and Chief Financial Officer of Marcus Cable from 1994 to September 1998. He received his Bachelor of Science in Accounting from the University of Missouri-Columbia.

     Daniel J. Wilson, 36, serves as our Executive Vice President and Chief Financial Officer. Mr. Wilson joined the Company on April 3, 2000 as a Senior Vice President-Corporate Development. Mr. Wilson was previously a co-founder of Marcus & Partners. Prior to forming Marcus & Partners, he was Vice President of Strategic Development of AMFM Inc. (formerly Chancellor Media Corporation) from October 1998 to March 1999. Prior to joining Chancellor Media in 1998, Mr. Wilson served for four years in various financial positions at Marcus Cable, most recently as Senior Vice President - Finance and Corporate Development. He received his Bachelor of Science in Business Administration, cum laude, with majors in Finance and Accounting from Saint Louis University.

     Mitchell C. Arthur, 32, serves as our Executive Vice President--Global Services and Network Development. Mr. Arthur co-founded AxisTel Communications, one of our subsidiaries, in 1997 and served as its President and Chief Operating Officer until September of 2000. He was also our Managing Director of Communications Holdings from September 1999 until September 2000. From 1994 to 1998, Mr. Arthur was a Global Account Manager for U.S. and international accounts at MFS Communications. Mr. Arthur received a BS in Business Administration and Marketing from Dominican College.

     David N. Link, 53, serves as our Executive Vice President--Global Network Operations. Mr. Link was formerly the President and Chief Executive Officer of Internal Global Services, Inc., one of our subsidiaries. From June 1999 through August 1999, Mr. Link was the Chief Operating Officer for Internet Global Services, Inc. From 1992 to 1996, Mr. Link was the President of TMI-Telecommunications Management International, Inc., an international systems development, engineering and management consulting firm. From 1990 to 1999, Mr. Link was a Principal at Link Resources, a management/engineering consulting firm with contracts supporting various telecommunications consulting firms. Mr. Link received his Bachelor of Science in Electrical Engineering from Texas Tech University. He has also completed graduate studies in Electrical Engineering, Industrial Engineering and Utility Administration.

     Olaf Guerrand-Hermes, 36, serves as our Senior Vice President--Investments and President - Global Business Development. He joined us in April 2000 as Senior Vice President - Corporate Development and previously served as a member of our Board from September 1999 to April 2000. Prior to joining the Company, Mr. Guerrand-Hermes was Managing Partner of Blue Growth Capital, LLC, a New York-based investment partnership from 1997 to April 2000. Prior to organizing Blue Growth, from 1995 to 1997, Mr. Guerrand-Hermes was Managing Director of International Equities at The Athena Group, a private international investment management company. Mr. Guerrand-Hermes is a board member of Hermes-Sellier, a member of the New York bar, a graduate of New York University School of Law and holds two masters degrees from the University of Patheon-Assas (Paris II) in Paris, France.

     Stuart J. Chasanoff, 35, serves as our Senior Vice President, General Counsel and Secretary. Since September 22, 1999, Mr. Chasanoff has been General Counsel and Secretary and has variously served as a Senior Vice President - Corporate Development and Legal Affairs and Vice President of Business Development. Prior to joining the Company, from 1996 to 1999, Mr. Chasanoff was Senior Vice President and General Counsel to HW Partners. Between 1990 and 1994, and again in 1996, Mr. Chasanoff was a corporate attorney with the New York office of White & Case, LLP. Mr. Chasanoff is a director of United Petroleum Corporation and Tamboril Cigar Company. Mr. Chasanoff is a member of the New York bar, a 1990 cum laude graduate of the Fordham University School of Law and a 1987 graduate of the University of Virginia with a Bachelor of Arts degree in Political and Social Thought.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

COMPENSATION FOR FISCAL YEAR 2000

         Prior to September 22, 1999, Daniel L. Wettriech served as our President, and we did not have any other employees or officers. During fiscal year 2000, Daniel L. Wettriech did not receive any salary, bonuses, stock awards, options or other compensation from the Company. Daniel L. Wettriech resigned as our President on September 22, 1999.

         SUMMARY COMPENSATION TABLE

         The following table sets forth information regarding the compensation awarded for the past three fiscal years to Jeffrey A. Marcus, our Chairman and CEO, and to each of our other four most highly compensated executive officers during fiscal year 2000 (the "Named Executive Officers").

                                                             ANNUAL                         LONG TERM
                                                          COMPENSATION                    COMPENSATION
                                              --------------------------------------      -------------
                                                                           OTHER           SECURITIES
                                                                          ANNUAL           UNDERLYING         OTHER
                                                                          COMPEN-           OPTIONS/         COMPEN-
                NAME                   YEAR    SALARY($)     BONUS($)    SATION($)           SARS (#)        SATION
                ----                   ----    ---------     --------    ---------        -------------      ------
Jeffrey A. Marcus(1)                   2000      50,000        --           --              3,910,000(2)       --
   Chairman and Chief Executive        1999          --        --           --                     --          --
   Officer                             1998          --        --           --                     --          --
Barrett N. Wissman(3)                  2000     117,500        --           --              1,500,000(4)       --
   President                           1999          --        --           --                     --          --
                                       1998          --        --           --                     --          --
Mitchell A. Arthur                     2000     168,461        --           --                425,000(5)       --
   Executive Vice                      1999          --        --           --                     --          --
   President--Customer Solutions       1998          --        --           --                     --          --
Samuel Litwin                          2000     168,461        --           --                425,000(6)       --
   Senior Vice President--Business     1999          --        --           --                     --          --
   Development and                     1998          --        --           --                     --          --
   President-International
J. Stevens Robling, Jr.(7)             2000     141,923        --           --                425,000(8)       --
   Vice President and Chief            1999          --        --           --                     --          --
   Financial Officer                   1998          --        --           --                     --          --

----------------

(1) Mr. Marcus became Chairman and CEO on April 3, 2000. He is currently compensated at an annual salary of $200,000.

(2) Represents non-qualified stock options granted to Mr. Marcus pursuant to stock options issued outside of the Omnibus Plan as provided in his employment agreement.

(3) Prior to April 3, 2000, Mr. Wissman served as our President and CEO and was compensated by HW Partners at a rate of $120,000 per annum. We reimbursed HW Partners for Mr. Wissman's salary pursuant to a Management Services Agreement, dated as of September 22, 1999, between the Company and HW Partners. A description of the management services agreement is set forth below under the caption "Certain Relationships and Related Transactions." On April 3, 2000, Mr. Wissman became President of the Company. He is currently compensated at an annual salary of $190,000.

(4) Represents 100,000 stock options issued to Mr. Wissman under the Omnibus Plan in September 1999 in consideration for his services as one of our directors and 1,400,000 non-qualified stock options granted to Mr. Wissman in April 2000 pursuant to stock options issued outside of the Omnibus Plan as provided in his employment agreement.

(5)      Represents stock options granted under the Omnibus Plan.

(6)      Represents stock options granted under the Omnibus Plan.

(7)      Mr. Robling resigned his position effective September 1, 2000.

(8)      Represents stock options granted under the Omnibus Plan.

       OPTION GRANTS DURING FISCAL YEAR 2000

         Prior to September 22, 1999, we did not grant any stock options. We have never granted any stock appreciation rights ("SARs"). The following table describes the options to acquire shares of Common Stock granted to the CEO and the Named Executive Officers during fiscal year 2000.

                                                                                              POTENTIAL REALIZABLE
                                                                                             VALUE AT ASSUMED RATES
                                                                                                 OF STOCK PRICE
                                                                                             APPRECIATION FOR OPTION
                                   INDIVIDUAL GRANTS                                                 TERM(1)
----------------------------------------------------------------------------------------    --------------------------
                                             PERCENT
                           NUMBER OF         OF TOTAL
                           SECURITIES        OPTIONS/      EXERCISE
                           UNDERLYING      SARS GRANTED     OR BASE
                            OPTIONS/       TO EMPLOYEES      PRICE
         NAME           SARS GRANTED (#)  IN FISCAL YEAR    ($/SHR)    EXPIRATION DATE         5%($)        10%($)
         ----           ----------------  --------------  ----------   ---------------         -----        ------
Jeffrey A. Marcus         3,910,000               28.5%      23.00     April 2, 2010        56,556,494   143,325,259
Barrett N. Wissman          100,000                0.7%      10.00     September 22, 2009       --           136,059
                          1,400,000               10.2%      23.00     April 2, 2010        20,250,407    51,318,507
Mitchell A. Arthur          425,000                3.1%      10.00     September 22, 2009       --           578,252
Samuel Litwin               425,000                3.1%      10.00     September 22, 1999       --           578,252
J. Stevens Robling, Jr.     425,000                3.1%      10.00     September 22, 2000       --           578,252

-----------------
(1)      Based upon (a) $4.38 for the options expiring September 22, 2009 and
         (b) $23.00 for the options expiring April 2, 2010, in each case representing the fair market value of the Common Stock on the date of grant, and annual appreciation at the rate stated on such price through the expiration date of the options. Amounts represent hypothetical gains that could be achieved for the options if exercised at the end of the term. The assumed 5% and 10% rates of stock price appreciation are provided in accordance with the rules of the Securities and Exchange Commission (the "Commission") and do not represent our estimate or projection of the future stock price. Actual gains, if any, are contingent upon the continued employment of the Named Executive Officer through the expiration date, as well as being dependent upon the general performance of the Common Stock. The potential realizable values have not taken into account amounts required to be paid as taxes.

         AGGREGATED OPTION EXERCISES AND YEAR-END OPTION VALUES IN FISCAL YEAR 2000

         During fiscal year 2000, we granted options to each of the Named Executive Officers. The following table describes the value of our options exercised by our Named Executive Officers during fiscal year 2000 and the value of unexercised options held by such officers at June 30, 2000.

                                                                                             VALUE OF
                                                                                            UNEXERCISED
                                                             NUMBER OF SECURITIES          IN-THE-MONEY
                                                            UNDERLYING UNEXERCISED        OPTIONS/SARS AT
                                                            OPTIONS/SARS AT FISCAL        FISCAL YEAR END
                                                                 YEAR END (#)                 ($)(1)
                                                            -----------------------     --------------------
                             ACQUIRED ON   VALUE REALIZED        EXERCISABLE/              EXERCISABLE/
           NAME             EXERCISE (#)         ($)             UNEXERCISABLE             UNEXERCISABLE
--------------------------- -------------- ---------------- ------------------------    --------------------
Jeffrey A. Marcus                 -               -                     0/3,910,000                  - / -
Barrett N. Wissman                -               -                50,000/1,450,000        312,500/312,500
Mitchell A. Arthur                -               -                       0/425,000            0/2,656,250
Samuel Litwin                     -               -                       0/425,000            0/2,656,250
J. Stevens Robling, Jr.           -               -                       0/425,000            0/2,656,250

--------------------
(1) Based on the average of the closing bid and asked prices of the Common Stock on the National Association of Securities Dealers OTCBB quotation bureau on June 30, 2000, of $16.25 per share.

       EMPLOYMENT AND CONSULTING AGREEMENTS

         Jeffrey A. Marcus, our Chief Executive Officer and Chairman of the Board, is employed pursuant to an employment agreement that was entered into on April 4, 2000. The agreement commenced on April 3, 2000 and will expire on April 2, 2003. Mr. Marcus receives an annual base salary of $200,000. Mr. Marcus's employment agreement entitles him to participate in an incentive bonus plan payable by us on such terms and conditions as determined by the Board or the Compensation Committee, in any event, not to exceed 50% of Mr. Marcus's base salary. In addition, Mr. Marcus's employment agreement also grants him an option to purchase 3,910,000 shares of Common Stock. These options have an exercise price of $23.00 per share and shall vest as follows: 977,500 shares which vested on July 2, 2000; 977,500 shares which shall vest on April 2, 2001; 977,500 shares which shall vest on April 2, 2002; and 977,500 shares which shall vest on April 2, 2003. In addition, these options will vest immediately if we terminate Mr. Marcus's employment without cause or if Mr. Marcus terminates his employment for good reason. Mr. Marcus's employment may be terminated for cause, without cause, by voluntary resignation, death or disability. If Mr. Marcus' employment is terminated by us without cause, Mr. Marcus shall be entitled to payment of all base salary earned but unpaid, any accrued but unused vacation pay, all expenses not yet reimbursed and all other benefits earned, accrued and owing to Mr. Marcus (including any incentive bonus earned for the applicable fiscal year), plus equal monthly payments in an amount equal to his monthly rate of base salary plus the amount of any incentive bonus paid to him the prior fiscal year, annualized, divided by twelve, for a period the greater of twelve months or the remaining term of his employment with the Company. If Mr. Marcus terminates his employment for good reason, such amount will be paid in one lump sum.

         Barrett N. Wissman provided services and received compensation as our President and Chief Executive Officer from September 22, 1999 until April 1, 2000 pursuant to a Management Services Agreement between the Company and HW Partners. We reimbursed HW Partners for Mr. Wissman's salary of $120,000 per annum. For a description of the other services provided to us by HW Partners under the management services agreement, see "Certain Relationships and Related Transactions."

         On April 4, 2000, we entered into an employment agreement with Mr. Wissman. Pursuant to the employment agreement, Mr. Wissman is employed as our President. The agreement commenced on April 3, 2000 and will expire on April 2, 2003. Mr. Wissman receives an annual base salary of $190,000. Mr. Wissman's employment agreement entitles him to participate in an incentive bonus plan payable by us on such terms and conditions as determined by the Board or the Compensation Committee, in any event, not to exceed 50% of Mr. Wissman's base salary. In addition, Mr. Wissman's employment agreement also grants him an option to purchase 1,400,000 shares of Common Stock. These options have an exercise price of $23.00 per share and shall vest as follows: 350,000 shares which vested on July 2, 2000; 350,000 shares which shall vest on April 2, 2001; 350,000 shares which shall vest on April 2, 2002; and 350,000 shares which shall vest on April 2, 2003. In addition, these options will vest immediately if we terminate Mr. Wissman's employment without cause or if Mr. Wissman terminates his employment for good reason. Mr. Wissman's employment may be terminated for cause, without cause, by voluntary resignation, death or disability. If Mr. Wissman's employment is terminated by us without cause, Mr. Wissman shall be entitled to payment of all base salary earned but unpaid, any accrued but unused vacation pay, all expenses not yet reimbursed and all other benefits earned, accrued and owing to Mr. Wissman (including any incentive bonus earned for the applicable fiscal year), plus equal monthly payments in an amount equal to his monthly rate of base salary plus the amount of any incentive bonus paid to him the prior fiscal year, annualized, divided by twelve, for a period the greater of twelve months or the remaining term of his employment with the Company. If Mr. Wissman terminates his employment for good reason, such amount will be paid in one lump sum.

         Thomas P. McMillin, our Senior Executive Vice President and Chief Operating Officer, is employed pursuant to an employment agreement that was entered into on April 4, 2000. The agreement commenced on April 3, 2000 and will expire on April 2, 2003. Mr. McMillin receives an annual base salary of $180,000. Mr. McMillin's employment agreement entitles him to participate in an incentive bonus plan payable by us on such terms and conditions as determined by the Board or the Compensation Committee, in any event, not to exceed 50% of Mr. McMillin's base salary. In addition, Mr. McMillin's employment agreement also grants him an option to purchase 1,360,000 shares of Common Stock. These options have an exercise price of $23.00 per share and shall vest as follows: 340,000 shares which vested on July 2, 2000; 340,000 shares which shall vest on April 2, 2001; 340,000 shares which shall vest on April 2, 2002; and 340,000 shares which shall vest on April 2, 2003. In addition, these options will vest immediately if we terminate Mr. McMillin's employment without cause or if Mr. McMillin terminates his employment for good reason. Mr. McMillin's employment may be terminated for cause, without cause, by voluntary resignation, death or disability severance. If Mr. McMillin's employment is terminated by us without cause, Mr. McMillin shall be entitled to payment of all base salary earned but unpaid, any accrued but unused vacation pay, all expenses not yet reimbursed and all other benefits earned, accrued and owing to Mr. McMillin (including any incentive bonus earned for the applicable fiscal year), plus equal monthly payments in an amount equal to his monthly rate of base salary plus the amount of any incentive bonus paid to him the prior fiscal year, annualized, divided by twelve, for a period the greater of twelve months or the remaining term of his employment with the Company. If Mr. McMillin terminates his employment for good reason, such amount will be paid in one lump sum.

         Daniel J. Wilson, our Executive Vice President and Chief Financial Officer, is employed pursuant to an employment agreement that was entered into on April 4, 2000. The agreement commenced on April 3, 2000 and will expire on April 2, 2003. Mr. Wilson receives an annual base salary of $180,000. Mr. Wilson's employment agreement entitles him to participate in an incentive bonus plan payable by us on such terms and conditions as determined by the Board or the Compensation Committee, in any event, not to exceed 50% of Mr. Wilson's base salary. In addition, Mr. Wilson's employment agreement also grants him an option to purchase 1,020,000 shares of Common Stock. These options have an exercise price of $23.00 per share and shall vest as follows: 255,000 shares which vested on July 2, 2000; 255,000 shares which shall vest on April 2, 2001; 255,000 shares which shall vest on April 2, 2002; and 255,000 shares which shall vest on April 2, 2003. In addition, these options will vest immediately if we terminate Mr. Wilson's employment without cause or if Mr. Wilson terminates his employment for good reason. Mr. Wilson's employment may be terminated for cause, without cause, by voluntary resignation, death or disability. If Mr. Wilson's employment is terminated by us without cause or by Mr. Wilson for good reason, Mr. Wilson shall be entitled to payment of all base salary earned but unpaid, any accrued but unused vacation pay, all expenses not yet reimbursed and all other benefits earned, accrued and owing to Mr. Wilson (including any incentive bonus earned for the applicable fiscal year), plus equal monthly payments in an amount equal to his monthly rate of base salary plus the amount of any incentive bonus paid to him the prior fiscal year, annualized, divided by twelve, for a period the greater of six months or the remaining term of his employment with the Company.

         Mitchell C. Arthur, our Executive Vice President - Global Services and Network Development and President and Chief Operating Officer of our wholly-owned subsidiary, AxisTel Communications, Inc., is employed by AxisTel pursuant to an employment agreement that was entered into on October 28, 1998 and amended and restated on September 22, 1999. The amended and restated employment agreement commenced on September 22, 1999 and shall continue for twenty-four months, expiring on September 21, 2001. Upon the end of this initial term, AxisTel has agreed to offer to extend the term of employment for one additional year ending September 21, 2002 on substantially identical terms and base salary applicable at the time of expiration of the initial term of employment, but without the requirement for the issuance of any additional stock options. In addition, the employment agreement may be renewed by mutual agreement of the parties at the end of each term for additional one-year periods. Under the amended and restated employment agreement, Mr. Arthur will receive an annual base salary of $180,000 during each fiscal year of the term of employment. This compensation shall be reviewed at least annually by our Board, and any appropriate increases to this base salary may be made at the sole discretion of our Board. Mr. Arthur's employment agreement provides him with the eligibility to receive discretionary bonuses payable by us on such terms and conditions as determined by our Board or the Compensation Committee.

         In addition, Mr. Arthur's employment agreement also grants him an option to purchase 425,000 shares of our Common Stock, pursuant to our Omnibus Plan. These options have an exercise price of $10 per share and shall vest as follows: 141,666 shares shall vest on September 21, 2000; 141,667 shares shall vest on September 21, 2001; and 141,667 shares shall vest on September 21, 2002. These options will vest immediately if we terminate Mr. Arthur's employment without cause, if we fail to extend, as agreed, Mr. Arthur's term of employment for an additional year after the expiration of the initial term or if the options are accelerated upon a change of control of the Company. Mr. Arthur's employment may be terminated for cause, without cause, by voluntary resignation, death or disability. If AxisTel terminates Mr. Arthur's employment during the term of the agreement without cause, then Mr. Arthur shall be entitled to receive his base salary then in effect for the remainder of the term and the contractual restriction on Mr. Arthur's ability to sell any shares of Common Stock set forth in the registration rights agreement executed on September 22, 1999 shall terminate and cease to apply to Mr. Arthur.

         David Link, our Executive Vice President - Global Network Operations, is employed by our wholly-owned subsidiary, Internet Global Services, Inc., pursuant to an employment agreement that was entered into on March 10, 2000. The agreement commenced on March 10, 2000 and shall continue for two years, expiring on March 9, 2002, and will automatically be extended for additional one year periods unless either Internet Global or Mr. Link notifies the other in writing at least ninety days prior to the expiration of the then current term that the extension will not take effect. Mr. Link receives an annual base salary of $200,000. Any increases to this base salary may be made at the sole discretion of the board of directors of Internet Global. Mr. Link's employment agreement provides him with the eligibility to receive discretionary bonuses payable by Internet Global on such terms and conditions as determined by the board of directors of Internet Global. Mr. Link's employment may be terminated for cause, without cause, by voluntary resignation, death or disability. On March 10, 2000, we executed a joinder to Mr. Link's employment agreement with Internet Global for the sole purpose of undertaking to perform Internet Global's obligations with respect to the payment of Mr. Link's compensation and expenses. If Mr. Link's employment is terminated without cause, he is entitled to earned, but unpaid base salary, accrued vacation pay, and an amount equal to his base salary then in effect for the remainder of the employment term or six months, which ever is longer.

         Stuart J. Chasanoff, our Senior Vice President, General Counsel and Secretary, is employed pursuant to an employment agreement that was entered into on September 22, 1999. The agreement commenced on September 22, 1999 and will expire on September 21, 2002, and will automatically be extended for additional terms of successive one-year periods unless either we or Mr. Chasanoff notifies the other in writing at least sixty days prior to the expiration of the then current term that the extension will not take effect. Mr. Chasanoff will receive the following annual base salary: $160,000 for the period October 1, 1999 through September 21, 2000; $172,800 for the period September 22, 2000 through September 21, 2001; and $186,624 for the period September 22, 2001 through September 21, 2002.

         Mr. Chasanoff's employment agreement provides him with the eligibility to receive discretionary bonuses payable by us on such terms and conditions as determined by the Board or the Compensation Committee. In addition, Mr. Chasanoff's employment agreement also grants him an option to purchase 500,000 shares of Common Stock, pursuant to our Omnibus Plan. These options have an exercise price and shall vest as follows: $2.50 per share for 166,666 shares which shall vest on September 21, 2000; $5.00 per share for $166,667 shares which shall vest on September 21, 2001; and $7.50 per share for 166,667 shares which shall vest on September 21, 2002. In addition, these options will vest immediately if we terminate Mr. Chasanoff's employment without cause, if Mr. Chasanoff terminates his employment for good reason or the options are accelerated upon a change of control of the Company. Mr. Chasanoff's employment may be terminated for cause, without cause, by voluntary resignation, death or disability. If at least thirty days prior to the expiration of the employment term we have failed to offer to extend the term for a period of at least one year on substantially identical terms as set forth in the agreement, then Mr. Chasanoff shall be entitled to receive payments of an amount equal to his then monthly rate of base salary for a period of six months following the date of termination.

         Samuel L. Litwin, our Senior Vice President - Business Development and President of International Services and Chief Executive Officer of AxisTel, is employed by AxisTel pursuant to an employment agreement that was entered into on October 28, 1998 and amended and restated on September 22, 1999. The amended and restated employment agreement commenced on September 22, 1999 and shall continue for twenty-four months, expiring on September 21, 2001. Upon the end of this initial term, AxisTel has agreed to offer to extend the term of employment for one additional year ending September 21, 2002 on substantially identical terms and base salary applicable at the time of expiration of the initial term of employment, but without the requirement for the issuance of any additional stock options. In addition, the employment agreement may be renewed by mutual agreement of the parties at the end of each term for additional one-year periods. Under the amended and restated employment agreement, Mr. Litwin will receive an annual base salary of $180,000 during each fiscal year of the term of employment. This compensation shall be reviewed at least annually by our Board, and any appropriate increases to this base salary may be made at the sole discretion of our Board. Mr. Litwin's employment agreement provides him with the eligibility to receive discretionary bonuses payable by us on such terms and conditions as determined by our Board or the Compensation Committee.

         In addition, Mr. Litwin's employment agreement also grants him a stock option to purchase 425,000 shares of our Common Stock, pursuant to our Omnibus Plan. These options have an exercise price of $10 per share and shall vest as follows: 141,666 shares shall vest on September 21, 2000; 141,667 shares shall vest on September 21, 2001; and 141,667 shares which shall vest on September 21, 2002. These options will vest immediately if we terminate Mr. Litwin's employment without cause, if we fail to extend, as agreed, Mr. Litwin's term of employment for an additional year after the expiration of the initial term or if the options are accelerated upon a change of control of the Company. Mr. Litwin's employment may be terminated for cause, without cause, by voluntary resignation, death or disability. If AxisTel terminates Mr. Litwin's employment during the term of the agreement without cause, then Mr. Litwin shall be entitled to receive his base salary then in effect for the remainder of the term and the contractual restriction on Mr. Litwin's ability to sell any shares of Common Stock set forth in the registration rights agreement executed on September 22, 1999 shall terminate and cease to apply to Mr. Litwin.

         Olaf Guerrand-Hermes, our Senior Vice President - Investments and President - Global Business Development, is employed pursuant to an employment agreement that was entered into on April 4, 2000. The agreement commenced on April 3, 2000 and will expire on April 2, 2003. Mr. Guerrand-Hermes receives an annual base salary of $180,000. Mr. Guerrand-Hermes's employment agreement entitles him to participate in an incentive bonus payable by us on such terms and conditions as determined by the Board or the Compensation Committee, in an event, not to exceed 50% of Mr. Guerrand-Hermes' base salary. In addition, Mr. Guerrand-Hermes's employment agreement also grants him an option to purchase 900,000 shares of Common Stock. These options have an exercise price of $23.00 per share and shall vest as follows: 225,000 shares which vested on July 2, 2000; 225,000 shares which shall vest on April 2, 2001; 225,000 shares which shall vest on April 2, 2002; and 225,000 shares which shall vest on April 2, 2003. In addition, these options will vest immediately if we terminate Mr. Guerrand-Hermes's employment without cause or, if Mr. Guerrand-Hermes terminates his employment for good reason. Mr. Guerrand-Hermes's employment may be terminated for cause, without cause, by voluntary resignation, death or disability. If Mr. Guerrand-Hermes' employment is terminated by us without cause or by Mr. Guerrand-Hermes for good reason, Mr. Guerrand-Hermes shall be entitled to payment of all base salary earned but unpaid, any accrued but unused vacation pay, all expenses not yet reimbursed and all other benefits earned, accrued and owing to Mr. Guerrand-Hermes (including any incentive bonus earned for the applicable fiscal year), plus equal monthly payments in an amount equal to his monthly rate of base salary plus the amount of any incentive bonus paid to him the prior fiscal year, annualized, divided by twelve, for a period the greater of six months or the remaining term of his employment with the Company.

                        SECURITY OWNERSHIP OF DIRECTORS,
                      MANAGEMENT AND PRINCIPAL STOCKHOLDERS


         The following table sets forth information with respect to the beneficial ownership of the Company's Common Stock as of the Record Date by: (i) each person who is a beneficial owner of more than 5% of the Company's capital stock; (ii) each director of the Company; (iii) the Named Executive Officers; and (iv) all executive officers and directors of the Company as a group. Unless otherwise indicated, the address of each listed stockholder is in care of the Company at 300 Crescent Court, Suite 800, Dallas, Texas 75201.


         All of the shares indicated in the table below are of Common Stock:

                                                                                          PERCENTAGE
                                                          NUMBER OF SHARES               BENEFICIALLY
                      HOLDERS                           BENEFICIALLY OWNED(1)               OWNED(2)
     ----------------------------------------           ---------------------            -------------
     IEO Investments, Limited(3)..............                10,316,200                     19.8%
     Infinity Emerging Subsidiary Limited(4)..                 8,683,800                     16.7%
     Infinity Investors Limited(5)............                 8,500,000                     16.3%
     HW Capital, L.P.(6)......................                 8,819,800                     17.0%
     HW Partners, L.P.(7).....................                 8,500,000                     16.3%
     Jeffrey A. Marcus(8).....................                 1,482,300                      2.8%
     Barrett N. Wissman(9)....................                18,744,800                     35.7%
     Mark R. Graham(10).......................                   261,000                        *
     Jan R. Horsfall(11)......................                   150,000                        *
     Clark K. Hunt(12)........................                28,521,000                     54.8%
     David Leuschen(13).......................                   250,000                        *
     Stuart A. Subotnick(14)..................                   300,000                        *
     Fred A. Vierra(15).......................                   225,000                        *
     Mitchell A. Arthur(16)...................                 1,676,666                      3.2%
     Samuel Litwin(17)........................                 1,576,166                      3.0%
     J. Stevens Robling(18)...................                   261,666                        *
     Officers and Directors as a Group
          (16 Persons)(19)....................                37,533,631                     67.5%

---------------

*     Represents less than one percent.

(1) All information has been determined as of August 29, 2000. For purposes of this table, a person is deemed to have beneficial ownership of the number of shares of Common Stock that such person has the right to acquire pursuant to the exercise of stock options exercisable within 60 days.

(2) For purposes of computing the percentage of outstanding shares of Common Stock held by such person, any shares of Common Stock which such person has the right to acquire pursuant to the exercise of a stock option exercisable within 60 days is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(3) This information is based on information reported by the stockholder in filings made with the Commission. The address of IEO Investments Limited is Hunkins Waterfront Plaza, Main Street Post Office Box 556, Charlestown, Nevis, West Indies.

(4) This information is based on information reported by the stockholder in filings made with the Commission. The address of Infinity Emerging Subsidiary Limited is Hunkins Waterfront Plaza, Main Street Post Office Box 556, Charlestown, Nevis, West Indies.

(5) This information is based on information reported by the stockholder in filings made with the Commission. The address of Infinity Investors Limited is Hunkins Waterfront Plaza, Main Street Post Office Box 556, Charlestown, Nevis, West Indies.

(6) This information is based on information reported by the stockholder in filings made with the Commission. The address of HW Capital, L.P. is 1601 Elm Street, 40th Floor, Dallas, Texas 75201.

(7) This information is based on information reported by the stockholder in filings made with the Commission. The address of HW Partners, L.P. is 1601 Elm Street, 40th Floor, Dallas, Texas 75201.

(8) Includes (a) 504,800 shares of Common Stock owned directly and (b) options to purchase 977,500 of Common Stock.

(9) Includes (a) 25,000 shares of Common Stock owned directly, (b) 8,683,800 shares of Common Stock owned by Infinity Emerging Subsidiary Limited and 8,500,000 shares of Common Stock owned by Infinity Investors Limited, (c) 950,000 shares of Common Stock owned by a trust of which Mr. Wissman has indirect beneficial ownership, (d) 136,000 shares of Common Stock owned by a partnership as to which Mr. Wissman has shared ownership and (e) options to purchase 450,000 shares of Common Stock. Mr. Wissman disclaims beneficial ownership of the shares of Common Stock held by Infinity Emerging Subsidiary Limited and Infinity Investors Limited.

(10) Includes (a) 125,000 shares of Common Stock owned by a corporation controlled by Mr. Graham, (b) 136,000 shares of Common Stock owned by a partnership as to which Mr. Graham has shared control and (c) options to purchase 100,000 shares of Common Stock.

(11)     Includes options to purchase 150,000 shares of Common Stock.

(12) Includes (a) 35,000 shares of Common Stock owned directly, (b) 10,316,200 shares of Common Stock owned by IEO Holdings Limited, 8,683,800 shares of Common Stock owned by Infinity Emerging Subsidiary Limited, 8,500,000 shares of Common Stock owned by Infinity Investors Limited and 750,000 shares of Common Stock owned by Mustang Capital, Limited., and (c) 136,000 shares of Common Stock owned by a partnership in which Mr. Hunt has shared ownership and (d) options to purchase 100,000 shares of Common Stock. Mr. Hunt disclaims beneficial ownership of the shares of Common Stock held by IEO Investments, Limited, Infinity Emerging Subsidiary Limited, Infinity Investors Limited and Mustang Capital. The address of Mustang Capital is 1601 Elm Street, 40th Floor, Dallas, Texas 75201.

(13) Includes (a) 200,000 shares of Common Stock owned directly and (b) options to purchase 50,000 shares of Common Stock.

(14) Includes (a) 250,000 shares of Common Stock owned directly and (b) options to purchase 50,000 shares of Common Stock.

(15) Includes (a) 25,000 shares of Common Stock owned directly and (b) options to purchase 200,000 shares of Common Stock.

(16) Includes (a) 1,535,000 shares of Common Stock owned directly and (b) options to purchase 141,666 shares of Common Stock. Mr. Arthur's address is 1 Evertrust Plaza, 8th Floor, Jersey City, New Jersey 07302.

(17) Includes (a) 1,405,000 shares of Common Stock owned directly, (b) 30,000 shares of Common Stock owned indirectly and (c) options to purchase 141,666 shares of Common Stock. Mr. Litwin's address is 1 Evertrust Plaza, 8th Floor, Jersey City, New Jersey 07302.

(18) Includes (a) 120,000 shares of Common Stock owned directly and (b) options to purchase 141,666 shares of Common Stock.

(19)     Includes options to purchase 3,589,165 shares of Common Stock.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act"), requires our directors, executive officers, and individuals who own more than 10% of a registered class of our equity securities to file initial reports of ownership and changes in ownership of Common Stock with the Commission. Such persons are required by applicable regulations to furnish us with copies of all
Section 16(a) reports that they file.

         To our knowledge, based solely on the review of the copies of such reports furnished to us, all of our directors, officers and 10% stockholders have complied with the applicable Section 16(a) reporting requirements, except for the Statements of Beneficial Ownership on Form 3 relating to the ownership of shares of Common Stock initially filed by Messrs. Marcus, Wissman, McMillin, Wilson, Coben, Litwin, Arthur, Chasanoff, Hunt, Graham, Hermes, Vierra, Subotnick, Leuschen and Horsfall and Ms. Holliday. Due to a misunderstanding regarding the effective date of our Form 10 Registration Statement, such filings were not made until April 28, 2000. We were informed by the Staff of the Commission on April 26, 2000 that the Form 10 had become effective by Rule on February 18, 2000.

                      REPORT OF THE COMPENSATION COMMITTEE

         The Compensation Committee is responsible for reviewing the compensation paid to our executive officers and making recommendations to the Board with respect to such compensation. The Board approves all compensation paid to executive officers, with the exception of grants of stock options which are made by the Option Subcommittee as provided in the Company's 1999 Omnibus Securities Plan.

OVERALL COMPENSATION OBJECTIVES

         Our goal is to become a leading global provider of customer solution focused, broadband and packet-based services through the development of a facilities-based, converged network. In furtherance of this strategy, our compensation strategies are designed to attract and to retain the best possible executive talent. Compensation packages to executive officers include a base salary that recognizes individual performance and cash and equity-based incentives designed to align the financial interests of executives with those of the stockholders. In the past year we entered into new long-term employment agreements with Messrs. Litwin and Arthur as part of the acquisition of AxisTel, with Messrs. Marcus, Wissman, McMillin and Wilson as part of the expansion of our management team, and with Mr. Link as part of the Internet Global acquisition. Each agreement provides for a base salary, annual discretionary cash incentive bonus and the award of options to purchase Common Stock. In entering these employment agreements, the Compensation Committee and the Board considered such factors as each executive's role in carrying out our strategy and the potential for increasing value to our stockholders.

PRINCIPAL COMPONENTS OF EXECUTIVE COMPENSATION, INCLUDING CEO COMPENSATION

         The principal elements of compensation to our executive officers include a base salary and annual cash bonuses and, at appropriate intervals, grants of stock options. We also provide to our executive officers medical, pension and other fringe benefits generally available to other Company employees. Base salary for our executive officers under their respective agreements was determined by evaluating the responsibilities of the position held by, and the personal experience level of, the specific individual. In determining levels of base salary, the Compensation Committee also decided to set an appropriate level of base compensation to motivate and retain our executive officers in light of our relative position to our competition in the communications industry and the performance standards established for such individuals. The Board based its determination of the base salary and incentive compensation levels for Mr. Marcus based upon his business experience and past successes and on the levels of compensation paid to chief executive officers of other communications companies.

         Section 162(m) of the Internal Revenue Code. Section 162(m) of the Internal Revenue Code limits deductions for certain executive compensation in excess of $1 million. Certain types of compensation in excess of $1 million are deductible only if performance goals are specified in detail by a compensation committee comprised solely of two or more outside directors, payments are approved by a majority vote of the stockholders prior to payment of such compensation and after the material terms of the compensation are disclosed to the stockholders, and the compensation committee certifies that the performance goals were in fact satisfied. During fiscal year 2000, the Compensation Committee considered the compensation arrangements of the Company's executive officers in light of the requirements of Section 162(m).

         While the Compensation Committee will continue to give due consideration to the deductibility of compensation payments on future compensation arrangements with the Company's executive officers, the Compensation Committee will make its compensation decision based upon an overall determination of what it believes to be in the best interests of the Company and its stockholders, and deductibility will be only one among a number of factors used by the Compensation Committee in making its compensation decisions. Accordingly, we may enter into compensation arrangements in the future under which payments are not deductible under Section 162(m).

                         COMPENSATION COMMITTEE MEMBERS

                                  Clark K. Hunt
                                  Barrett N. Wissman
                                  Mark R. Graham
                                  David Leuschen

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During fiscal year 2000, no member of the Compensation Committee was an officer or employee of the Company other than Barrett Wissman. No member of the Compensation Committee serves as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving as a member of our Board or Compensation Committee, except for Barrett Wissman, who is a director of PhoneFree.com Inc., of which Jan R. Horsfall is an executive officer.


                         COMPARATIVE STOCK PERFORMANCE

         The graph below compares the cumulative total stockholder return on our Common Stock from the effective date of our Form 10 registration statement on February 18, 2000 through June 30, 2000 with the cumulative total return on the NASDAQ Composite Index and the Morgan Stanley Internet Index over the same period (assuming an investment of $100 in our Common Stock, the NASDAQ
Composite Index and the Morgan Stanley Internet Index on February 18, 2000, and reinvestment of all dividends).



                                    EVENTURES            NASDAQ         MORGAN STANLEY
                                   GROUP, INC.         COMPOSITE        INTERNET INDEX
                                      (EVNT)            (COMPX)             (MOX)
                                  ---------------    ---------------    ---------------
                  2/18/00                 100.00             100.00             100.00
                  2/29/00                 130.71             106.46             108.61
                  3/31/00                 125.00             103.65             100.48
                  4/28/00                  82.61              87.51              78.65
                  5/31/00                  58.70              77.09              63.67
                  6/30/00                  67.39              89.90              70.48

                              [PERFORMANCE GRAPH]

                          REPORT OF THE AUDIT COMMITTEE

         The Audit Committee is made up of the following members: Fred A. Vierra (Chairman and member since December 1999), Mark R. Graham (since June 2000), David M. Leuschen (since June 2000) and Stuart Subotnick (since December 1999). The Committee operates pursuant to a charter approved and adopted by the Board on September 7, 2000. A copy of the charter is included as Appendix B to this Proxy Statement. In accordance with the charter, all of the members of the Audit Committee are independent pursuant to Rule 4200(a)(15) of the NASD's listing standards and are financially literate and at least one member of the Audit Committee has accounting or related financial management expertise.

         The Audit Committee, on behalf of the Board, oversees our financial reporting process. In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited financial statements and the footnotes thereto in our 2000 Annual Report to Stockholders and discussed with management the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

         Our outside auditors are responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles. The Audit Committee reviewed and discussed with the outside auditors their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed by the Audit Committee with our outside auditors under generally accepted auditing standards. Our outside auditors have expressed the opinion that our audited financial statements conform to generally accepted accounting principles.

         The Audit Committee discussed with the outside auditors the outside auditors' independence from management and the Company, and received the written disclosures concerning the outside auditors' independence required by the Independence Standards Board to be made by the outside auditors to the Company.

         The Audit Committee discussed with our outside auditors the overall scope and plans for their respective audits. The Audit Committee met with the outside auditors to discuss the results of their examinations, their evaluations of our internal controls and the overall quality of the Company's financial reporting.

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the year ended June 30, 2000, as filed with the Securities and Exchange Commission.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         BDO Seidman, LLP served as the Company's independent auditors for the fiscal year ended June 30, 2000. No member of BDO Seidman, LLP or any of its associates has any financial in the Company or its affiliates It is anticipated that a representative of BDO Seidman, LLP will be available at the Annual Meeting to respond to appropriate questions and will be given an opportunity to make a statement on behalf of BDO Seidman, LLP, if desired.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

TRANSACTIONS WITH eVENTURES

         TRANSACTIONS WITH AFFILIATES OF INFINITY ENTITIES

         On September 27, 1999, we entered into a Management Services Agreement with HW Partners. Barrett Wissman, our President and Chief Executive Officer, is the sole manager of HW Partners, which has investment discretion over Infinity Investors Limited, one of the Infinity Entities.

         Under the management services agreement, HW Partners had agreed to perform various management, operational and administrative services for the Company. Whenever we wish to engage HW Partners to perform services with respect to a particular project, we negotiate the terms and conditions of a work order with respect to that particular project with HW Partners, specifying, among other things, the management services to be rendered and the fee arrangements for that specific project. Each work order must be approved by a majority of our directors who are not employees, directors or affiliates of HW Partners. During fiscal year 2000, the Board approved work orders in the amount of approximately $244,000 per year for services performed by employees of HW Partners under the management services agreement. The management services agreement was terminated effective April 1, 2000.

         TRANSACTIONS WITH EMPLOYEES


         On April 3, 2000, in connection with the relocation of our corporate offices and our employment of Jeffrey A. Marcus, Thomas P. McMillin, Daniel J. Wilson and Chad E. Coben, we entered into a letter agreement with each of these individuals that required us to reimburse Marcus & Partners (an affiliate of Mr. Marcus) for certain leasehold improvements, fixtures and other costs associated with the finish out of our new offices, which had previously been the offices of Marcus & Partners and expenses not to exceed $80,500, in the aggregate, incurred by each of the individuals in connection with negotiating employment with the Company. The total payment to Marcus & Partners pursuant to this letter agreement was $1,558,645, representing the actual costs paid by Marcus & Partners for such items.


         On April 24, 2000, we entered into Issuer Stock Option Agreements, dated as of April 10, 2000 (the "Agreements") with each of Samuel L. Litwin and Mitchell C. Arthur. The Agreements provide that each of Litwin and Arthur grant us options to acquire shares of Common Stock of the Company. The Agreements also provide for a number of restrictions on the exercise of the options. Each Agreement expires on September 22, 2001 and provides for exercise prices of $15.00 per share until September 22, 2000 and $20.00 per share thereafter. Mr. Litwin granted us an option over 300,000 shares, and Mr. Arthur granted us an option over 400,000 shares. In exchange for the grant of these options, we paid premiums of $100,000 to each of Mr. Litwin and Mr. Arthur. The options may not be exercised (a) at any time that we are engaged in a "distribution" as defined in Regulation M under the 1934 Act, or at any time when the counter-party to the call option is an "affiliated purchaser" or a "distribution participant" as defined in Regulation M; or (b) during a "restricted period" or a "reference period" as defined in Regulation M; or (c) at any time when the independent bid price on any market or exchange on which such shares are traded is less than the exercise price then in effect under such option.

         TRANSACTIONS WITH AFFILIATES

         On August 20, 1999, Infinity Emerging Holdings Subsidiary Limited ("IEHSL") was issued a note in the aggregate principal amount of $750,000 by AxisTel. The note bore interest at the rate of 10% per annum, payable monthly. The note matured on December 30, 1999. AxisTel repaid this note with part of the proceeds of our private placement of Common Stock and Preferred Stock on September 28, 1999.

         On September 22, 1999, IEO Holdings Limited exercised its warrants to purchase 1,499 shares of class B common stock of AxisTel. The notes originally issued to IEHSL were surrendered as payment of the purchase price for such shares. Such shares, in addition to the shares of class B common stock of AxisTel owned by IEO Holdings Limited, represented 50% of the outstanding shares of AxisTel. On September 22, 1999, IEO Holdings Limited exchanged its shares in AxisTel for 6,000,000 shares of the our Common Stock.

         On September 22, 1999, we acquired e.Volve common stock and e.Volve debentures with an aggregate principal amount of $4,020,000 held by Infinity Investors Limited in exchange for 5,682,807 shares of Common Stock and acquired IEO Holdings Limited, the holder of, among other assets, the remaining outstanding shares of e.Volve Common Stock and the additional e.Volve debentures with an aggregate principal amount of $4,020,000, for 14,562,193 shares of Common Stock. The debentures were converted into an intercompany loan on December 31, 1999.

         On March 3, 2000, we loaned $3.0 million to PhoneFree.com under a convertible promissory note dated March 2, 2000. The promissory note was due on September 1, 2000 and bore interest at 7% per annum. Under the terms of the note, PhoneFree.com could repay this promissory note at any time, subject to our right to convert it into PhoneFree.com common stock under certain circumstances. In connection with the loans made under the promissory note, we also received a four-year non-callable warrant to purchase 240,000 shares of PhoneFree.com common stock at a price equal to 110% of the conversion price of the promissory note.


         On May 4, 2000, we purchased 1,856,199 shares of Series A Cumulative Convertible Preferred Stock of PhoneFree.com. The consideration paid was $10,000,000 in cash and the cancellation of the promissory note previously issued to us. In addition, PhoneFree.com issued an additional four-year non-callable warrant to us to purchase 100,000 shares of common stock of PhoneFree.com for an exercise price of $7.11 per share.

         On September 1, 2000, PhoneFree.com acquired Callrewards. Prior to the acquisition, we owned approximately 30% of the voting equity interests in Callrewards. In the transaction, we received approximately 104,000 shares of PhoneFree.com common stock in exchange for 750,000 shares of Callreward's Series A-1 Convertible Preferred Stock and promissory notes owed to us by Callrewards of approximately $184,000. After the transaction, assuming full conversion of our preferred stock and including our two warrants, we own approximately 22% of the common stock of PhoneFree.com.


              OTHER MATTERS TO BE ACTED UPON AT THE ANNUAL MEETING.

         Our management knows of no other matters to be presented at the meeting. Should any other matter requiring a vote of the stockholders arise at the meeting, the persons named in the proxy will vote the proxies in accordance with their best judgment.

                  DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

         Stockholders are entitled to present proposals for action at the next Annual Meeting if they comply with the requirements of the proxy rules established by the United States Securities and Exchange Commission and the terms of the Company's Bylaws. Proposals that are intended to be presented by stockholders at the next Annual Meeting of Stockholders must be received by us at 300 Crescent Court, Suite 800, Dallas, Texas 75201, by June 11, 2001, in order for them to be considered for inclusion in the proxy and the proxy statement for that annual meeting. In the case of other stockholder proposals not submitted in time to be included in our proxy materials, we may generally exercise discretionary voting authority, conferred by proxies at our next Annual Meeting.

                                                                      Appendix A

                              eVENTURES GROUP, INC.

                          1999 OMNIBUS SECURITIES PLAN

ARTICLE 1. PURPOSE OF PLAN

The Company adopted this Plan to promote the interests of the Company, its Affiliated Entities and their respective stockholders by using investment interests in the Company to attract, retain and motivate management and other persons, including officers, directors, employees and certain consultants of the Company and the Affiliated Entities to encourage and reward such persons' contributions to the performance of the Company and to align their interests with the interests of the Company's stockholders. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in Article 13.

ARTICLE 2. EFFECTIVE DATE AND TERM OF PLAN

     2.1 TERM OF PLAN. This Plan became effective as of the Effective Date and shall continue in effect until the Expiration Date, at which time this Plan shall automatically terminate.

     2.2 EFFECT ON AWARDS. Awards may be granted during the Plan Term, but no Awards may be granted after the Plan Term. Notwithstanding the foregoing, each Award properly granted under this Plan during the Plan Term shall remain in effect after termination of this Plan until such Award has been exercised, terminated or expired, as applicable, in accordance with its terms and the terms of this Plan.

     2.3 STOCKHOLDER APPROVAL. This Plan shall be approved by the Company's stockholders within twelve (12) months after the Effective Date. The effectiveness of any Awards granted prior to such stockholder approval shall be specifically subject to, and conditioned upon, such stockholder approval.

ARTICLE 3. SHARES SUBJECT TO PLAN

     3.1 RESERVED NUMBER OF SHARES. The maximum number of shares of Common Stock that may be delivered pursuant to Options or other Awards granted under this Plan as of or prior to any date during the term of this Plan shall be equal to fifteen percent (15%) of the issued and outstanding shares of Common Stock as that number is determined by the Company to calculate fully diluted earnings per share for the Company's fiscal year immediately preceding such date; provided, however, that for the purposes of determining the number of issued and outstanding shares of Common Stock as of the date of this Plan, 45,207,673 shares of Common Stock shall be deemed to have been issued and outstanding; and provided, further, that the maximum number of


1999 OMNIBUS SECURITIES PLAN (eVENTURES GROUP, INC.)

shares of Common Stock that may be delivered pursuant to Incentive Stock Options granted under this Plan shall be four million (4,000,000), subject in any case to adjustment as set forth in Section 3.4.

     3.2 SOURCE OF SHARES. The Common Stock to be issued under this Plan will be made available, at the discretion of the Board, either from authorized but unissued shares of Common Stock or from previously issued shares of Common Stock reacquired by the Company, including without limitation, shares purchased on the open market.

     3.3 AVAILABILITY OF UNUSED SHARES. Shares of Common Stock subject to and/or underlying any unexercised, unearned or yet-to-be acquired portions of any Award granted under this Plan that expire, terminate or are canceled, and shares of Common Stock issued pursuant to Awards under this Plan that are reacquired by the Company pursuant to the terms under which such shares were issued, will again become available for the grant of further Awards under this Plan. Notwithstanding the provisions of this Section 3.3, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under
Section 422 of the IRC.

     3.4 ADJUSTMENT PROVISIONS.

          (a) If (i) the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed in respect of such shares of Common Stock (or any stock or securities received with respect to such Common Stock), through merger, consolidation, sale or exchange of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, spin-off or other distribution with respect to such shares of Common Stock (or any stock or securities received with respect to such Common Stock), or
     (ii) the value of the outstanding shares of Common Stock is reduced by reason of an extraordinary dividend payable in cash or property, an appropriate and proportionate adjustment may be made in (1) the maximum number and kind of shares or securities available for issuance under this Plan, (2) the number and kind of shares or other securities that can be granted to any one individual Recipient under his or her Awards, (3) the number and kind of shares or other securities subject to then outstanding Awards under this Plan, and/or (4) the price for each share or other unit of any other securities subject to then outstanding Awards under this Plan.

          (b) No fractional interests will be issued under this Plan resulting from any adjustments, but the Administering Body, in its sole discretion, may make a cash payment in lieu of any fractional shares of Common Stock issuable as a result of such adjustments.


1999 OMNIBUS SECURITIES PLAN (eVENTURES GROUP, INC.) - PAGE 2

          (c) Any adjustments pursuant to this Section 3.4 shall be made by the Administering Body, in its discretion, to preserve the benefits or potential benefits intended to be made available under this Plan or with respect to any outstanding Awards or otherwise necessary to reflect any capital change or other event described in Section 3.4(a), whose determination in that respect shall be final, binding and conclusive.

          (d) The grant of Awards pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

          (e) No adjustment to the terms of an Incentive Stock Option shall be made unless such adjustment would not cause such Incentive Stock Option to lose its status as an incentive stock option under the provisions of the IRC, unless the Administering Body determines otherwise.

     3.5 SUBSTITUTE AWARDS. The Administering Body may grant Awards under this Plan in substitution for stock and stock based awards held by employees of another corporation who become employees of the Company or an Affiliated Entity as a result of a merger or consolidation of the employing corporation with the Company or an Affiliated Entity or the acquisition by the Company or an Affiliated Entity of property or stock of the employing corporation. The Administering Body may direct that the substitute Awards be granted on such terms and conditions as the Administering Body considers appropriate in the circumstances. Any shares of Common Stock delivered under any such substitute Awards shall not reduce the maximum number of shares of Common Stock available for issuance under this Plan.

ARTICLE 4. ADMINISTRATION OF PLAN

     4.1 ADMINISTERING BODY.

          (a) This Plan shall be administered by the Board; provided, however, that if the Board appoints a Stock Plan Committee pursuant to Section 4.1(b), this Plan shall be administered by the Stock Plan Committee, subject to the right of the Board to exercise, at any time and from time to time, any and all of the duties and responsibilities of the Stock Plan Committee as the Administering Body, including, but not limited to, establishing procedures to be followed by the Stock Plan Committee; provided further, however, that the Board shall not exercise any authority regarding matters which under applicable law, rule or regulation, including,


1999 OMNIBUS SECURITIES PLAN (eVENTURES GROUP, INC.) - PAGE 3 without limitation, any exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3) or IRC Section 162(m), are required to be determined in the sole discretion of the Stock Plan Committee. The Stock Plan Committee may be (but is not required to be), in the discretion of the Board, the same as the compensation committee of the Board, if such committee has been appointed.

               (i) The Board in its sole discretion may from time to time appoint a Stock Plan Committee of not less than two (2) Board members to administer this Plan. The Board may from time to time increase or decrease (but not below two (2)) the number of members of the Stock Plan Committee, remove from membership on the Stock Plan Committee all or any portion of its members, and/or appoint such person or persons as it desires to fill any vacancy existing on the Stock Plan Committee, whether caused by removal, resignation or otherwise. The Board may disband the Stock Plan Committee at any time and thereby revest in the Board the administration of this Plan.

               (ii) The Stock Plan Committee shall report to the Board the names of Eligible Persons granted Awards, the precise type of Award granted, the number of shares of Common Stock issuable pursuant to such Award, if any, and the terms and conditions of each such Award.

     4.2 AUTHORITY OF ADMINISTERING BODY.

          (a) Subject to the express provisions of this Plan, the Administering Body shall have the power to interpret and construe this Plan and any agreements or other documents defining the rights and obligations of the Company or any Affiliated Entity and such Eligible Persons who have been granted Awards hereunder and thereunder, to determine all questions arising hereunder and thereunder, to adopt and amend such rules and regulations for the administration hereof and thereof as it may deem desirable, to correct any errors, supply any omissions and reconcile any inconsistencies in this Plan and/or any Award Agreement or any other instrument relating to any Award, and to otherwise carry out the terms of this Plan and such agreements


1999 OMNIBUS SECURITIES PLAN (eVENTURES GROUP, INC.) - PAGE 4 and other documents. Such interpretations and constructions by the Administering Body of any provisions of this Plan or of any Award, as well as any other decisions, actions or inactions of the Administering Body relating to this Plan or any Award or Award Agreement, shall be within the absolute discretion of the Administering Body (subject only to the express terms of this Plan and the Award Agreement and all applicable laws, regulations and rules) and shall be final, conclusive and binding upon all persons.

          (b) Subject to the express provisions of this Plan, the Administering Body may from time to time, in its discretion, select the Eligible Persons to whom, and the time or times at which, Awards may be granted; the nature of each Award; the number of shares of Common Stock that comprise or underlie each Award; the period for the purchase or exercise of each Award, as applicable and such other terms and conditions applicable to each individual Award as the Administering Body shall determine. Subject to
     Section 5.16(a), the Administering Body may grant, at any time, new Awards to an Eligible Person who has previously received Awards whether such prior Awards are still outstanding, have previously been canceled, disposed of or exercised as a whole or in part, as applicable, or are canceled in connection with the issuance of new Awards. The Administering Body may grant Awards singly, in combination or in tandem with other Awards, as it determines in its discretion. Subject to Section 5.16(a), any and all terms and conditions of the Awards, including, without limitation, the purchase or exercise price, may be established by the Administering Body without regard to existing Awards.

          (c) Any action of the Administering Body with respect to the administration of this Plan shall be taken pursuant to a majority vote of the authorized number of members of the Administering Body or by the unanimous written consent of its members; provided, however, that (i) if the Administering Body is the Stock Plan Committee and consists of two (2) members, then actions of the Administering Body must be unanimous and (ii) if the Administering Body is the Board, actions taken at a meeting of the Board shall be valid if approved by directors constituting a majority of the required quorum for such meeting.

          (d) Except to the extent prohibited by applicable law, including, without limitation, the requirements applicable under IRC Section 162(m) to any Award intended to be "qualified performance-based compensation," or the requirements for any Award granted to an officer of the Company or a Director to be covered by any exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3), or the rules of a stock exchange or automated quotation system then listing shares of Common Stock, the


1999 OMNIBUS SECURITIES PLAN (eVENTURES GROUP, INC.) - PAGE 5

     Administering Body may, in its discretion, allocate all or any portion of its responsibilities and powers under this Plan to any one or more of its members and/or delegate all or any part of its responsibilities and powers under this Plan to any person or persons selected by it; provided, however, that the Administering Body may not delegate its authority to correct errors, omissions or inconsistencies in this Plan. Any such authority delegated or allocated by the Administering Body under this paragraph (d) of Section 4.2 shall be exercised in accordance with the terms and conditions of this Plan and any rules, regulations or administrative guidelines that may from time to time be established by the Administering Body, and any such allocation or delegation may be revoked by the Administering Body at any time.

     4.3 ELIGIBILITY. Only Eligible Persons shall be eligible to receive Awards under this Plan.

     4.4 NO LIABILITY. No member of the Board or the Stock Plan Committee or any designee thereof will be liable for any action or inaction with respect to this Plan or any Award or any transaction arising under this Plan or any Award, except in circumstances constituting bad faith of such member.

     4.5 AMENDMENTS.

          (a) The Administering Body may, insofar as permitted by applicable law, rule or regulation, from time to time suspend or discontinue this Plan or revise or amend it in any respect whatsoever, and this Plan as so revised or amended will govern all Awards hereunder, including those granted before such revision or amendment; provided, however, that, except as otherwise provided by this Plan, no such revision or amendment shall materially impair or diminish any rights or obligations under any Award previously granted under this Plan, without the written consent of the Recipient. Without limiting the generality of the foregoing, the Administering Body is authorized to amend this Plan to comply with or take advantage of amendments to applicable laws, rules or regulations, including amendments to the Securities Act, Exchange Act or the IRC or any rules or regulations promulgated thereunder. No such revision or amendment of this Plan shall be made without first obtaining approval of the stockholders of the Company to the extent such approval is required by applicable law, rule or regulation, including, without limitation, the requirements of any stock exchange or automated quotation system then listing the shares of Common Stock or any applicable requirements relating to Incentive Stock Options or for exemption from IRC Section 162(m) or the then-applicable requirements of Rule 16b-3.


1999 OMNIBUS SECURITIES PLAN (eVENTURES GROUP, INC.) - PAGE 6

          (b) The Administering Body may amend the terms and conditions of an Award previously granted under this Plan, including any Award Agreement, retroactively or prospectively, but no such amendment shall materially impair or diminish any rights or obligations of a Recipient under such Award without such Recipient's written consent. Without limiting the generality of the foregoing, the Administering Body may, in its discretion, at any time and from time to time after the grant of any Award (i) accelerate or extend the vesting or exercise period, or lapse of restrictions, applicable to any Award as a whole or in part, (ii) adjust or reduce the purchase or exercise price, as applicable, of Awards held by such Recipient by cancellation of such Awards and granting of Awards at lower purchase or exercise prices or by modification, extension or renewal of such Awards and (iii) reduce or otherwise modify the performance goals applicable to any Award. Notwithstanding any other provision of this Plan to the contrary, no amendment or modification of this Plan or any outstanding Award shall cause any outstanding Award granted with the intention that it qualify as Performance-Based Compensation to fail to continue to so qualify. In the case of Incentive Stock Options, Recipients acknowledge that extensions of the exercise period may result in the loss of the favorable tax treatment afforded incentive stock options under
     Section 422 of the IRC.

     4.6 OTHER COMPENSATION PLANS. The adoption of this Plan shall not affect any other stock option, securities purchase, incentive or other compensation plans in effect for the Company or any Affiliated Entity, and this Plan shall not preclude the Company or an Affiliated Entity from establishing any other forms of incentive or other compensation for Employees, Directors, Consultants or others, whether or not approved by the stockholders of the Company.

     4.7 PLAN BINDING ON SUCCESSORS. This Plan shall be binding upon the successors and assigns of the Company.

     4.8 REFERENCES TO SUCCESSOR STATUTES, REGULATIONS AND RULES. Any reference in this Plan to a particular statute, regulation or rule shall also refer to any successor provision of such statute, regulation or rule.

     4.9 ISSUANCES FOR COMPENSATION PURPOSES ONLY. This Plan constitutes an "employee benefit plan" as defined in Rule 405 promulgated under the Securities Act. Awards to eligible Employees or Directors shall be granted for any lawful consideration, including compensation for services rendered, promissory notes or otherwise. Awards to


1999 OMNIBUS SECURITIES PLAN (eVENTURES GROUP, INC.) - PAGE 7 eligible Consultants shall be granted only in exchange for bona fide services rendered by such Consultants and such services must not be in connection with the offer and sale of securities in a capital-raising transaction.

     4.10 INVALID PROVISIONS. In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid and unenforceable provision were not contained herein.

     4.11 GOVERNING LAW. This Plan and each Award Agreement shall be governed by and interpreted in accordance with the internal laws of the State of Delaware, without giving effect to the principles of the conflicts of laws thereof.

ARTICLE 5. GENERAL AWARD PROVISIONS

     5.1 PARTICIPATION IN THIS PLAN.

          (a) A person shall be eligible to receive Award grants under this Plan if, at the time of the grant of such Award, such person is an Eligible Person.

          (b) Incentive Stock Options may be granted only to Employees who, at the date of granting of such Incentive Stock Options, are Employees of the Company or a Parent Corporation or a Subsidiary Corporation, and otherwise meet the employment requirements of Section 422 of the IRC, or a similar statute governing Incentive Stock Options.

          (c) Notwithstanding anything to the contrary herein, the Administering Body may, in its discretion, in order to fulfill the purposes of this Plan, modify grants of Awards to Recipients who are foreign nationals or employed outside of the United States to recognize differences in applicable law, tax policy or local custom.

     5.2 AWARD AGREEMENTS.

          (a) Each Award granted under this Plan shall be evidenced by an agreement duly executed on behalf of the Company and by the Recipient or, in the Administering Body's discretion, a confirming memorandum issued by the Company to the Recipient, setting forth such terms and conditions applicable to such Award as the Administering Body may in its discretion determine. Award Agreements may but need not be identical and shall comply with and be subject to the terms and conditions of this Plan, a copy of which shall be provided to each Recipient and incorporated by reference into each Award Agreement. Any Award Agreement may contain such other terms, provisions and conditions not inconsistent with this Plan as may be determined by the Administering Body.


1999 OMNIBUS SECURITIES PLAN (eVENTURES GROUP, INC.) - PAGE 8

          (b) In case of any conflict between this Plan and any Award Agreement, this Plan shall control except as specifically provided in the Award Agreement.

          (c) In case of any conflict between this Plan and any Award Agreement, on the one hand, and any employment agreement (an "Employment Agreement") between a Recipient and either the Company and/or an Affiliated Entity, on the other hand, the terms and conditions of the Employment Agreement shall apply with respect to those items specifically addressed in the Employment Agreement.

          (d) In consideration of the granting of an Award under this Plan, if requested by the Company, the Recipient shall agree, in the Award Agreement, to remain in the employ of (or to consult for or to serve as a Director of, as applicable) the Company or any Affiliated Entity for a period of at least one (1) year (or such shorter period as may be fixed in the Award Agreement or by action of the Administering Body following grant of the Award) after the Award is granted (or, in the case of a Director, until the next annual meeting of stockholders of the Company).

     5.3 EXERCISE OF AWARDS. No Award granted hereunder shall be issuable or exercisable except in respect of whole shares, and fractional share interests shall be disregarded. Not less than 100 shares of Common Stock (or such other amount as is set forth in the applicable Award Agreement) may be purchased or issued at one time upon exercise of a Stock Option or under any other Award, and Stock Options and other Awards must be exercised, issued or purchased, as applicable, in multiples of 100 shares unless the number of shares purchased is the total number of shares at the time available under the terms of the Award. An Award shall be deemed to be claimed or exercised when the Secretary or other official of the Company designated by the Administering Body receives appropriate written notice, on such form acceptable to the Administering Body, from the Recipient together with payment of the applicable purchase or exercise price, if any, made in accordance with the Award Agreement and any amounts required under Section 5.11 of this Plan. Notwithstanding any other provision of this Plan, the Administering Body may impose, by rule and/or in Award Agreements, such conditions upon the exercise of Awards (including without limitation conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including without limitation Rule 16b-3 and Rule 10b-5 under the Exchange Act, or any other applicable law, regulation or rule, including, without limitation, any applicable requirements under the IRC, or the regulations promulgated thereunder.

     5.4 PAYMENT FOR AWARDS.

          (a) Awards requiring payment of a purchase or exercise price shall be payable upon the exercise or purchase of such Award


1999 OMNIBUS SECURITIES PLAN (eVENTURES GROUP, INC.) - PAGE 9 by delivery of legal tender of the United States or payment of such other consideration permitted by applicable law as the Administering Body may from time to time deem acceptable in any particular instance, including consideration pursuant to paragraph (b) or (c) of this Section 5.4.

          (b) The Company may, in the discretion of the Administering Body, assist any Recipient (including without limitation any Employee, Director or Consultant) in the payment of the exercise price or other amounts payable in connection with the receipt or exercise of such Award, by lending such amounts to such person on such terms and at such rates of interest and upon such security (if any) as shall be approved by the Administering Body.

          (c) In the discretion of the Administering Body, and subject to such limitations or conditions as it may prescribe, if permitted by applicable law, (i) payments for purchase or exercise of Awards may be by matured capital stock of the Company (i.e., capital stock owned longer than six (6) months by the person delivering such capital stock (or by such person and his or her spouse jointly)) delivered in transfer to the Company by or on behalf of the Recipient exercising or purchasing the Award and duly endorsed in blank or accompanied by stock powers duly endorsed in blank, with signatures guaranteed in accordance with the Exchange Act if required by the Administering Body (valued at Fair Market Value as of the exercise or purchase date), or such other consideration as the Administering Body may from time to time in the exercise of its discretion deem acceptable in any particular instance; (ii) the Administering Body may allow the exercise of Stock Options in a broker-assisted or similar transaction in which the exercise price is not received by the Company until promptly after exercise; and (iii) the Administering Body may allow the Company to loan the applicable purchase or exercise price to the Recipient, if the purchase or exercise will be followed by a prompt sale of some or all of the underlying shares and a portion of the sale proceeds is dedicated to full payment of the purchase or exercise price and amounts required pursuant to
     Section 5.11 of this Plan.

     5.5 NO EMPLOYMENT OR OTHER CONTINUING RIGHTS. Nothing contained in this Plan (or in any Award Agreement or in any other agreement or document related to this Plan or to Awards granted hereunder) shall confer upon (a) any Eligible Person or Recipient any right to continue in the employ (or other business relationship) of the Company or any Affiliated Entity or constitute any contract or agreement of employment or engagement, or interfere in any way with the right of the Company or any Affiliated Entity to reduce such person's compensation or other benefits or to terminate the employment or engagement of such Eligible Person or Recipient, with or without cause; or (b) any Recipient any right to exercise or claim his or her Award otherwise than in accordance with the express terms and conditions of his or her Award Agreement and this Plan. Except as expressly provided in this Plan or in any Award Agreement


1999 OMNIBUS SECURITIES PLAN (eVENTURES GROUP, INC.) - PAGE 10 pursuant to this Plan, the Company and any Affiliated Entity shall have the right to deal with each Recipient in the same manner as if this Plan and any such Award Agreement did not exist, including without limitation with respect to all matters related to the hiring, retention, discharge, compensation and conditions of the employment or engagement of the Recipient. Any questions as to whether and when there has been a termination of a Recipient's employment or engagement, the reason (if any) for such termination, and/or the consequences thereof under the terms of this Plan or any statement evidencing the grant of Awards pursuant to this Plan shall be determined by the Administering Body, and the Administering Body's determination thereof shall be final and binding.

     5.6 RESTRICTIONS UNDER APPLICABLE LAWS AND REGULATIONS.

          (a) All Awards granted under this Plan shall be subject to the requirement that, if at any time the Company shall determine, in its discretion, that the listing, registration or qualification of the shares subject to any such Award granted under this Plan upon any securities exchange or under any federal, state or foreign law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Awards or the issuance, if any, or purchase of shares in connection therewith, such Awards may not be granted or exercised as a whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Administering Body. During the term of this Plan, the Company will use reasonable efforts to seek to obtain from the appropriate regulatory agencies any requisite qualifications, consents, approvals or authorizations in order to issue and sell such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of this Plan. The inability of the Company to obtain from any such regulatory agency having jurisdiction thereof the qualifications, consents, approvals or authorizations deemed by the Company to be necessary for the lawful issuance and sale of any shares of its Common Stock hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such stock as to which such requisite authorization shall not have been obtained.

          (b) The Company shall be under no obligation to register or qualify the issuance of Awards or underlying shares of Common Stock under the Securities Act or applicable state securities laws. Unless the shares of Common Stock applicable to any such Award have been registered under the Securities Act and qualified or registered under applicable state securities laws, the Company shall be under no obligation to issue any shares of Common Stock covered by any Award unless the Award and underlying shares of Common Stock, as applicable, may be issued pursuant to applicable exemptions from such registration or qualification requirements. In connection with any such exempt issuance, the Administering Body may require the Recipient to provide a written representation and undertaking to the Company, satisfactory in form and scope to the Administering Body and upon which the Company may reasonably rely, that such Recipient is acquiring such shares of Common Stock for his or


1999 OMNIBUS SECURITIES PLAN (eVENTURES GROUP, INC.) - PAGE 11 her own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares of Common Stock, and that such person will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act and other applicable law, and that if shares of Common Stock are issued under this Plan without such registration, a legend to this effect (together with any other legends deemed appropriate by the Administering Body) may be endorsed upon the certificates evidencing the shares of Common Stock so issued. The Administering Body may also order its transfer agent to stop transfers of such shares. The Administering Body may also require the Recipient to provide the Company such information and other documents as the Administering Body may request in order to satisfy the Administering Body as to the investment sophistication and experience of the Recipient and as to any other conditions for compliance with any such exemptions from registration or qualification.

     5.7 ADDITIONAL CONDITIONS. Any Award may also be subject to such other provisions (whether or not applicable to any other Award or Eligible Person) as the Administering Body determines appropriate, in accordance with this Plan and the Award Agreement, including, without limitation, (a) provisions to assist the Recipient in financing the purchase of Common Stock issuable as a result of such Award, (b) provisions for the forfeiture of or restrictions on resale or other disposition of shares of Common Stock acquired under any Award, (c) provisions giving the Company the right to repurchase shares of Common Stock acquired under any Award in the event the Recipient elects to dispose of such shares, and (d) provisions to comply with federal, state or foreign securities laws and federal, state or foreign income or employment tax withholding requirements.

     5.8 NO PRIVILEGES OF STOCK OWNERSHIP. Except as otherwise set forth herein, a Recipient shall have no rights as a stockholder with respect to any shares issuable or issued in connection with an Award until the date of the exercise of the Option or Stock Appreciation Right, if applicable, in accordance with the Award Agreement and this Plan, and the receipt by the Company of all amounts payable in connection with the purchase or exercise, as applicable, of the Award, the satisfaction or waiver of all applicable performance goals and performance by the Recipient of all conditions and obligations applicable to the Award, in accordance with this Plan and the applicable Award Agreement. Status as an Eligible Person shall not be construed as a commitment that any Award will be granted under this Plan to an Eligible Person or to Eligible Persons generally. No person shall have any right, title or interest in any fund or in any specific asset (including shares of capital stock) of the Company by reason of any Award granted hereunder. Neither this Plan (nor any documents related hereto) nor any action taken pursuant hereto (or thereto) shall be construed to create a trust of any kind or a fiduciary relationship between the Company and any Person. To the extent that any Person acquires any right with


1999 OMNIBUS SECURITIES PLAN (eVENTURES GROUP, INC.) - PAGE 13 respect to Awards hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

     5.9 TRANSFERABILITY OF AWARDS.

          (a) Except as otherwise provided by this Section 5.9 or by the Administering Body, no Award under this Plan may be sold, pledged, assigned, transferred, encumbered, alienated, hypothecated or otherwise disposed of (whether voluntarily or involuntarily or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy)) in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administering Body, pursuant to a DRO, unless and until such Award has been exercised, if applicable, and the shares of Common Stock underlying such Award have been issued, and all restrictions applicable to such shares have lapsed, and no Award or interest or right therein shall be liable for the debts, contracts, liabilities or contractual obligations of the Recipient thereof. Any attempted disposition of an Award or any interest therein shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

          (b) Except as otherwise provided by the Administering Body, during the lifetime of a Recipient, only he or his court appointed guardian may exercise an Award (or any portion thereof) granted to him under this Plan, unless it has been transferred in accordance with paragraph (c) of this
     Section 5.9 or, with the consent of the Administering Body, pursuant to a DRO. After the death of a Recipient, any exercisable or vested but unpaid portion of an Award may, prior to the time when such portion becomes unexercisable or is terminated or expires under this Plan or the applicable Award Agreement, be exercised by or paid to the beneficiary most recently named by such Recipient in a written designation thereof filed with the Company, to the extent permitted by the Recipient's Award Agreement, or, in the absence of a validly designated beneficiary, his or her personal representative or by any person empowered to do so under the deceased Recipient's will or under the then applicable laws of descent and distribution. In the event any Award is to be exercised by, or paid to, the executors, administrators, heirs or distributees of the estate of a deceased Recipient, or such Recipient's beneficiary, or an incapacitated Recipient's guardian, or the transferee of such Award, in any case pursuant to the terms and conditions of this Plan and the applicable Award Agreement, and in accordance with such terms and conditions as may be specified from time to time by the


1999 OMNIBUS SECURITIES PLAN (eVENTURES GROUP, INC.) - PAGE 13

     Administering Body, the Company shall be under no obligation to issue shares of Common Stock or make any payment under such Award unless and until the Administering Body is satisfied that the person or persons exercising or to receive payment under such Award is the duly appointed legal representative of the deceased Recipient's estate or the proper legatee or distributee thereof.

          (c) The Administering Body may, in its discretion, permit the transfer of an Award to, exercise of an Award by, or payment of an Award to, a person other than the Recipient who received the grant of such Award in accordance with the Award Agreement and such terms and conditions as the Administering Body may specify from time to time.

          (d) Notwithstanding the foregoing, no Stock Option owned by a Recipient subject to Section 16 of the Exchange Act may be assigned or transferred in any manner inconsistent with Rule 16b-3, and Incentive Stock Options (or other Stock Options subject to transfer restrictions under the IRC) may not be assigned or transferred if such assignment or transfer would cause such an Incentive Stock Option to fail to qualify under Section 422 of the IRC (or any comparable or successor provision) or the regulations thereunder.

     5.10 INFORMATION TO RECIPIENTS.

          (a) The Administering Body in its sole discretion shall determine what, if any, financial and other information shall be provided to Recipients and when such financial and other information shall be provided after giving consideration to applicable federal, state and foreign laws, rules and regulations, including without limitation applicable federal, state and foreign securities laws, rules and regulations.

          (b) The furnishing of financial and other information that is confidential to the Company shall be subject to the Recipient's agreement that the Recipient shall maintain the confidentiality of such financial and other information, shall not disclose such information to third parties, and shall not use the information for any purpose other than evaluating an investment in the Company's securities under this Plan. The Administering Body may impose other restrictions on the access to and use of such confidential information and may require a Recipient to acknowledge the Recipient's obligations under this Section 5.10(b) (which acknowledgment shall not be a condition to the Recipient's obligations under this Section 5.10(b)).

     5.11 WITHHOLDING TAXES. Whenever the granting, vesting, exercise or payment of any Award granted under this Plan, or the transfer of any shares issued upon exercise of any Award, gives rise to tax or tax withholding liabilities or obligations, the Administering Body shall have the right, as a condition to the issuance of any shares of


1999 OMNIBUS SECURITIES PLAN (eVENTURES GROUP, INC.) - PAGE 14

Common Stock under, or other payment of, such Award, to require the Recipient to remit to the Company an amount sufficient to satisfy all such federal, state, local and foreign tax requirements, and the Company or any Affiliated Entity shall, to the extent permitted by applicable law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Recipient. The Administering Body may, in the exercise of its discretion, permit a Recipient to satisfy such tax withholding requirements by (a) delivery to the Company of Common Stock owned by such Recipient (or by such Recipient and his or her spouse jointly) and acquired more than six (6) months prior to such delivery or (b) electing withholding by the Company of a portion of the Common Stock otherwise issuable in connection with such Recipient's Award (provided, however, that the amount of any Common Stock so withheld shall not exceed the amount necessary to satisfy required federal, state, local and foreign withholding obligations using the minimum statutory rate), to the extent permitted by applicable law and pursuant to procedures approved by the Administering Body.

     5.12 LEGENDS ON COMMON STOCK CERTIFICATES. Each certificate representing shares acquired as a result of any Award granted hereunder shall be endorsed with all legends, if any, required by applicable federal and state securities or other laws or the Administering Body to be placed on the certificate. The determination of which legends, if any, shall be placed upon such certificates shall be made by the Administering Body in its sole discretion and such decision shall be final and binding.

     5.13 EFFECT OF TERMINATION OF EMPLOYMENT ON AWARDS - EMPLOYEES ONLY.

          (a) TERMINATION FOR JUST CAUSE. Subject to Section 5.13(c), and except as otherwise provided in a written agreement (including, without limitation, any Award Agreement) between the Company and/or an Affiliated Entity and the Recipient, which may be entered into at any time before or after termination of employment of the Recipient, in the event of a Just Cause Dismissal of an Employee Recipient from employment with the Company or any Affiliated Entity, all of the Recipient's unvested Awards shall be terminated and become void, and all of the Recipient's unexercised Awards (whether or not vested) shall be forfeited, expire and become void, as of the date of such Just Cause Dismissal.

          (b) TERMINATION OTHER THAN FOR JUST CAUSE DISMISSAL. Subject to
     Section 5.13(c), and except as otherwise provided in a written agreement (including, without limitation, any Award Agreement) between the Company and/or an Affiliated Entity and the Recipient, which may be entered into at any time before or after termination of employment, in the event of an Employee Recipient's termination of employment with the Company or any Affiliated Entity for:


1999 OMNIBUS SECURITIES PLAN (eVENTURES GROUP, INC.) - PAGE 15

               (i) any reason other than for Just Cause Dismissal, death, Permanent Disability or Retirement, the Recipient's unvested and/or unexercised Awards, whether or not vested, shall expire and become void as of the earlier of (A) the date such Awards would have expired in accordance with their terms had the Recipient remained employed and
          (B) three (3) months after the date of such termination; or

               (ii) death, Permanent Disability or Retirement, the Recipient's unvested and/or unexercised, whether or not vested, Awards shall expire and become void as of the earlier of (A) the date such Awards would have expired in accordance with their terms had the Recipient remained employed and (B) one (1) year after the date of such termination; provided, however, that the one-year period provided in
          (B) shall be three (3) months for Incentive Stock Options following termination of employment for Retirement.

          (c) ALTERATION OF VESTING AND EXERCISE PERIODS. Notwithstanding anything to the contrary in Section 5.13(a) or Section 5.13(b), the Administering Body may in its discretion designate shorter or longer periods to claim or otherwise exercise Awards following a Recipient's termination of employment with the Company or any Affiliated Entity; provided, however, that any shorter periods determined by the Administering Body shall be effective only if provided for in the Award Agreement that evidences the Recipient's Award or if such shorter period is agreed to in writing between the Recipient and the Company. Notwithstanding anything to the contrary herein, Awards shall be claimed, paid or exercisable by a Recipient following such Recipient's termination of employment with the Company or any Affiliated Entity only to the extent that installments thereof had become exercisable or vested (i.e., in the case of any Restricted Stock Awards, to the extent restrictions described in Article 7 applicable to such Awards have lapsed) on or prior to the date of such termination; and provided further that the Administering Body may, in its discretion, elect to accelerate the vesting or exercisability of, or lapse of restrictions applicable to, all or any portion of any Awards that had not become vested or exercisable on or prior to the date of such termination, in the event of a termination of employment due to the Recipient's death or Permanent Disability, or, except with respect to any Award intended to qualify as Performance-Based Compensation, in the event of Retirement or otherwise. Furthermore, at any time prior to a Recipient's termination of employment with the Company or any Affiliated Entity, the Administering Body may, in its discretion, accelerate the vesting or exercisability, or waive or, subject to the other provisions of this Plan, amend any and all of the goals, restrictions or conditions imposed under any Award; provided, however, no such acceleration, waiver or amendment shall cause


1999 OMNIBUS SECURITIES PLAN (eVENTURES GROUP, INC.) - PAGE 16 any Award otherwise intended to qualify as Performance-Based Compensation to fail to so qualify.

     5.14 EFFECT OF TERMINATION OF ENGAGEMENT ON AWARDS - NON-EMPLOYEES ONLY.

          (a) TERMINATION OF ENGAGEMENT. Subject to Section 5.14(b), and except as otherwise provided in a written agreement between the Company and/or an Affiliated Entity and the Recipient, which may be entered into at any time before or after termination of engagement of the Recipient, in the event of the termination of any non-Employee Recipient's engagement with the Company or any Affiliated Entity (including any such Recipient who is a Director, but not also an Employee, or a Consultant), all of the Recipient's unvested Awards shall be terminated and become void, and all of the Recipient's unexercised Awards (whether or not vested) shall be forfeited, expire and become void as of the earlier of (i) the date such Awards would expire in accordance with their terms had the Recipient remained engaged by the Company or such Affiliated Entity and (ii)(A) three (3) months after such termination as a result of death or Permanent Disability and (B) thirty
     (30) days after such termination for any other reason.

          (b) ALTERNATION OF VESTING AND EXERCISE PERIODS. Notwithstanding anything to the contrary in Section 5.14(a), the Administering Body may, in its discretion, designate shorter or longer periods to claim or otherwise exercise Awards following a non-Employee Recipient's termination of engagement with the Company or any Affiliated Entity; provided, however, that any shorter periods determined by the Administering Body shall be effective only if provided for in the Award Agreement that evidences the Recipient's Award or if such shorter period is agreed to in writing by the Recipient. Notwithstanding anything to the contrary herein, Awards shall be claimed, paid or exercisable by a Recipient following such Recipient's termination of engagement with the Company or any Affiliated Entity only to the extent that the installments thereof had become exercisable or vested (i.e., in the case of any Restricted Stock Awards, to the extent restrictions described in Article 7 applicable to such Awards have lapsed) on or prior to the date of such termination; and provided further that the Administering Body may, in its discretion, elect to accelerate the vesting or exercisability of, or lapse of restrictions applicable to, all or any portion of any Awards that had not become vested or exercisable on or prior to the date of such termination. Furthermore, at any time prior to a Recipient's termination of engagement with the Company or any Affiliated Entity, the Administering Body may, in its discretion, accelerate the vesting or exercisability, or waive or, subject to the other provisions of this Plan, amend any and all of the goals, restrictions or conditions imposed under any Award.


1999 OMNIBUS SECURITIES PLAN (eVENTURES GROUP, INC.) - PAGE 17

     5.15 TRANSFER; LEAVE OF ABSENCE. For purposes of this Plan, the transfer by a Recipient to the employment or engagement of (i) the Company from an Affiliated Entity, (ii) from the Company to an Affiliated Entity or (iii) from one Affiliated Entity to another Affiliated Entity (including, with respect to Consultants, the assignment between the Company and an Affiliated Entity or between two Affiliated Entities, as applicable, of an agreement pursuant to which such services are rendered) or, with respect solely to Employees, an approved leave of absence for military service, sickness, or for any other purpose approved by the Company, shall not be deemed a termination of employment or engagement of such Recipient, as the case may be; provided, however, that a change in status of a Recipient from an Employee to a Consultant, or to a Director who is not an Employee, shall be considered a termination of such Recipient's employment with the Company or an Affiliated Entity for purposes of this Plan and such Recipient's Awards, except to the extent that the Administering Body determines, in its discretion, otherwise with respect to any Award that is not an Incentive Stock Option. In no event, however, shall an Award be exercisable after the date such Award would expire in accordance with its terms had the Recipient remained continuously employed or engaged in the service of the Company or an Affiliated Entity. Whether a Recipient's employment or service with the Company or any Affiliated Entity has terminated, and, if so, whether such termination constituted Just Cause Dismissal, shall be determined by the Administering Body, in its good faith discretion, in accordance with this Plan, and any such determination shall be final, binding and conclusive upon all persons.

     5.16 LIMITS ON AWARDS TO CERTAIN ELIGIBLE PERSONS.

          (a) LIMITATIONS APPLICABLE TO IRC SECTION 162(m) Recipients. Notwithstanding any other provision of this Plan, in order for the compensation attributable to Awards hereunder to qualify as Performance-Based Compensation, no one Eligible Person shall be granted any one or more Awards with respect to more than Five Hundred Thousand (500,000) shares of Common Stock in any one calendar year. The limitation set forth in this Section 5.16(a) shall be subject to adjustment as provided in Section 3.4 and under Article 12, but only to the extent such adjustment would not affect the status of compensation attributable to Awards hereunder as Performance-Based Compensation. To the extent required by Section 162(m) of the IRC, shares of Common Stock subject to Awards which are canceled shall continue to be counted against such limitation and if, after the grant of an Award, the price of shares subject to such Award is reduced and the transaction is treated as a cancellation of the Award and a grant of a new Award, both the Award deemed to be canceled and the Award deemed to be granted shall be counted against such limitation.

          (b) LIMITATIONS APPLICABLE TO SECTION 16 PERSONS. Notwithstanding any other provision of this Plan, this Plan, and any Award granted or awarded


1999 OMNIBUS SECURITIES PLAN (eVENTURES GROUP, INC.) - PAGE 18 to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, this Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

     5.17 Performance-Based Compensation. If the amount of compensation an Eligible Person may receive under any Award is not based solely on an increase in the value of Common Stock after the date of grant, the Administering Body, in order to qualify such Awards as Performance-Based Compensation, may condition the payment, granting, vesting or exercisability or purchase price of such Awards on the attainment of one or more pre-established, objective performance goals that are determined over a measurement period or periods established by the Administering Body and relate to one or more Performance Criteria. The Administering Body shall establish and administer any such performance goals. Payment of compensation in respect of any such Award shall not be made unless and until the Administering Body certifies in writing that the applicable performance goals and any other material terms of such Award were in fact satisfied, except as otherwise provided by the Administering Body in accordance with this Plan and the applicable Award Agreement in the event of termination of a Recipient's employment or service with the Company or an Affiliated Entity due to death or Disability or in the event of a Change in Control.

ARTICLE 6. STOCK OPTIONS

     6.1 NATURE OF STOCK OPTIONS. Subject to the limitations provided otherwise herein, Stock Options may be Incentive Stock Options or Non-qualified Stock Options. Each Award Agreement relating to a Stock Option shall state whether such Option will be treated as an Incentive Stock Option or a Non-qualified Stock Option.

     6.2 OPTION EXERCISE PRICE. The exercise price for each Stock Option shall be determined by the Administering Body as of the date such Stock Option is granted and stated in the Award Agreement. The exercise price shall be no less than the Fair Market Value of the Common Stock subject to the Option on the date such Option is granted; provided, however, that the Administering Body may, in its discretion, with the consent of the Recipient in the case of an


1999 OMNIBUS SECURITIES PLAN (eVENTURES GROUP, INC.) - PAGE 19

Incentive Stock Option, amend the terms of any Stock Option not intended to qualify as Performance-Based Compensation to provide that the exercise price of the shares remaining subject to the Stock Option shall be reestablished at a price not less than 100% of the Fair Market Value of the Common Stock on the effective date of the amendment.

     6.3 OPTION PERIOD AND VESTING. Stock Options granted hereunder shall vest and may be exercised as determined by the Administering Body and stated in the Award Agreement, except that exercise of such Stock Options after termination of the Recipient's employment or engagement shall be subject to Section 5.13 or 5.14, as the case may be. Each Stock Option granted hereunder and all rights or obligations thereunder shall expire on such date as shall be determined by the Administering Body, but not later than ten (10) years after the date the Stock Option is granted and shall be subject to earlier termination as provided herein or in the Award Agreement. The Administering Body may, in its discretion at any time and from time to time after the grant of a Stock Option, accelerate vesting of such Option as a whole or in part by increasing the number of shares then purchasable, provided that the total number of shares subject to such Stock Option may not be increased. Except as otherwise provided herein, a Stock Option shall become exercisable, as a whole or in part, on the date or dates, or upon satisfaction of such conditions, specified by the Administering Body and thereafter shall remain exercisable until the expiration or earlier termination of the Stock Option.

     6.4 SPECIAL PROVISIONS REGARDING INCENTIVE STOCK OPTIONS.

          (a) Notwithstanding anything in this Article 6 to the contrary, the exercise price and vesting period of any Stock Option intended to qualify as an Incentive Stock Option shall comply with the provisions of Section 422 of the IRC and the regulations thereunder. As of the Effective Date, such provisions require, among other matters, that (i) the exercise price must not be less than the Fair Market Value of the underlying stock as of the date the Incentive Stock Option is granted, and not less than 110% of the Fair Market Value as of such date in the case of a grant to a Significant Stockholder; and (ii) that the Incentive Stock Option not be exercisable after the expiration of five (5) years from the date of grant in the case of an Incentive Stock Option granted to a Significant Stockholder.

          (b) The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more Incentive Stock Options granted to any Recipient under this Plan (or any other option plan of the Company or an Affiliated Entity) may for the first time become exercisable as "incentive stock options" under the IRC during any one calendar year shall not exceed $100,000.


1999 OMNIBUS SECURITIES PLAN (eVENTURES GROUP, INC.) - PAGE 20

          (c) Any Options granted as Incentive Stock Options pursuant to this Plan that for any reason fail or cease to qualify as such shall be treated as Non-qualified Stock Options.

     6.5 RELOAD OPTIONS. At the discretion of the Administering Body, Stock Options granted pursuant to this Plan may include a "reload" feature pursuant to which a Recipient exercising an Option by the delivery of a number of shares of matured capital stock in accordance with Section 5.4(c) hereof and the Award Agreement would automatically be granted an additional Option (with an exercise price equal to the Fair Market Value of the Common Stock on the date the additional Option is granted and with the same expiration date as the original Option being exercised, and with such other terms as the Administering Body may provide) to purchase that number of shares of Common Stock equal to the number delivered to exercise the original Option.

     6.6 RESTRICTIONS. The Administering Body, in its sole and absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Award Agreement and may be referred to on the certificates evidencing such shares. The Recipient shall give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the IRC) such Option to such Recipient or (ii) one year after the transfer of such shares to such Recipient.

ARTICLE 7. RESTRICTED STOCK AWARDS

     7.1 NATURE OF RESTRICTED STOCK AWARDS. The Administering Body may grant Restricted Stock Awards to any Eligible Person. A Restricted Stock Award is an Award entitling the recipient to acquire, at par value or such other purchase price, if any, determined by the Administering Body (but not less than the par value thereof unless permitted by applicable state law), shares of Common Stock subject to such restrictions and conditions as the Administering Body may determine at the time of grant ("RESTRICTED STOCK"). Conditions may be based on continuing employment (or other business relationships) with the Company or an Affiliated Entity and/or, in the case of Restricted Stock Awards intended to be Performance-Based Compensation, the achievement of pre-established, objective performance goals that are determined over a measurement period or periods established by the Administering Body and relate to one or more Performance Criteria. Any Restricted Stock Award must be accepted by the applicable Recipient within a period of sixty (60) days (or a shorter period as determined by the Administering Body at the time of award) after the award date, by executing the applicable Award Agreement and providing to the Administering Body or its designee a copy of such executed Award Agreement and payment of the applicable purchase price, if any, of such shares of Restricted Stock.


1999 OMNIBUS SECURITIES PLAN (eVENTURES GROUP, INC.) - PAGE 21

     7.2 RIGHTS AS STOCKHOLDERS. Subject to Section 7.3, upon delivery of the shares of the Restricted Stock to a Recipient, or creation of a book entry evidencing a Recipient's ownership of shares of Restricted Stock, pursuant to
Section 7.5, the Recipient shall have, unless otherwise provided by the Administering Body, all the rights of a stockholder with respect to said shares, subject to the restrictions in his or her Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that, in the discretion of the Administering Body, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 7.3.

     7.3 RESTRICTION. All shares of Restricted Stock issued under this Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Award Agreement, be subject to such restrictions as the Administering Body shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment or engagement with the Company or its Affiliated Entities, Company performance and individual performance; provided, however, that, except with respect to shares of Restricted Stock intended to qualify as Performance-Based Compensation, by action taken after the Restricted Stock is issued, the Administering Body may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Award Agreement. Restricted Stock may not be sold, transferred, assigned or encumbered until all restrictions are terminated or expire.

     7.4 FORFEITURE OR REPURCHASE OF RESTRICTED STOCK. The Administering Body shall provide in the terms of each individual Award Agreement for forfeiture and reversion to the Company of a Recipient's shares of Restricted Stock, or that the Company shall have a right to repurchase such shares of Restricted Stock, at a cash price per share equal to the price, if any, paid by the Recipient for such shares of Restricted Stock, to the extent such shares are then subject to restrictions under the Award Agreement, immediately upon any failure to satisfy applicable conditions set forth in the Award Agreement or upon a termination of employment (with or without cause and for any reason whatsoever) or, if applicable, upon a termination of engagement (with or without cause and for any reason whatsoever) between the Recipient and the Company or any Affiliated Entity, subject, in any case, to Sections 5.13 and 5.14, as applicable.

     7.5 Certificates, Escrows. Each Recipient receiving a Restricted Stock Award shall be issued a stock certificate or certificates evidencing the shares of Common Stock covered by such Award registered in the name of such Recipient. The Administering Body may require a Recipient who receives a certificate or


1999 OMNIBUS SECURITIES PLAN (eVENTURES GROUP, INC.) - PAGE 22 certificates evidencing a Restricted Stock Award to immediately deposit such certificate or certificates, together with a stock power or other appropriate instrument of transfer, endorsed in blank by the Recipient, with signatures guaranteed in accordance with the Exchange Act if required by the Administering Body, with the Secretary of the Company or an escrow holder as provided in the immediately following sentence. The Secretary of the Company or such other escrow holder as the Administering Body may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Award Agreement with respect to the shares evidenced by such certificate expire or shall have been removed. The foregoing to the contrary notwithstanding, the Administering Body may, in its discretion, provide that a Recipient's ownership of Restricted Stock prior to lapse of the restrictions set forth in the Award Agreement shall, in lieu of certificates, be evidenced by a "book entry" (i.e., a computerized or manual entry) in the records of the Company or its designated agent in the name of such Recipient. Such records of the Company or such agent shall, absent manifest error, be binding on all Recipients who receive Restricted Stock Awards. The holding of shares of Restricted Stock by the Company or an escrow holder, in accordance with this Section 7.5, or the use of book entries to evidence the ownership of shares of Restricted Stock, in accordance with this Section 7.5, shall not affect the rights of Recipients as owners of their shares of Restricted Stock, nor affect the restrictions applicable to such shares under the Award Agreement or this Plan.

     7.6 VESTING OF RESTRICTED STOCK. The Administering Body at the time of grant shall specify and state in the Award Agreement the date or dates and/or, in the case of Restricted Stock Awards intended to qualify as Performance-Based Compensation, attainment of performance goals and other conditions, on which Restricted Stock shall become vested and free of restrictions applicable thereto, subject to Section 7.4 and to such further rights of the Company or its assigns as may be specified in the Award Agreement or other instrument evidencing the Restricted Stock Award. Upon expiration or termination of the restrictions applicable to a Recipient's shares of Restricted Stock, pursuant to the applicable Award Agreement and this Plan, the Company shall, subject to Sections 5.6, 5.11 and 5.12, then deliver to such Recipient a certificate or certificates evidencing such shares registered in the name of such Recipient.

     7.7 WAIVER, DEFERRAL AND REINVESTMENT OF DIVIDENDS. The Award Agreement or other written instrument evidencing a Restricted Stock Award may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.


1999 OMNIBUS SECURITIES PLAN (eVENTURES GROUP, INC.) - PAGE 23

         7.8 Section 83(b) Election. If a Recipient of a Restricted Stock Award makes an election under Section 83(b) of the IRC, or any successor section thereto, to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which such Recipient would otherwise be taxable under Section 83(a) of the IRC, such Recipient shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service. Such election shall be in the sole discretion of any such Recipient. None of the Company or any Affiliated Entity shall have any liability or responsibility relating to or arising out of the filing or not filing of any such election or any defects in its construction.

ARTICLE 8. UNRESTRICTED STOCK AWARDS

         8.1 GRANT OR SALE OF UNRESTRICTED STOCK.

                  (a) GRANT OR SALE OF UNRESTRICTED STOCK. The Administering Body may, in its sole discretion, grant (or sell at a purchase price determined by the Administering Body) an Unrestricted Stock Award to any Eligible Person, pursuant to which such individual may receive shares of Common Stock free of any vesting restrictions ("UNRESTRICTED STOCK") under this Plan. Unrestricted Stock Awards may be granted or sold as described in the preceding sentence as a bonus in respect of past services or other valid consideration, or in lieu of any cash compensation due to such individual.

                  (b) DEFERRAL OF AWARDS. The Administering Body may, in its discretion, permit any Recipient who has received shares of Unrestricted Stock under this Article 8 to elect to defer receipt of up to 100% of such shares of Unrestricted Stock in accordance with such rules and procedures as may from time to time be established by the Administering Body for that purpose, and such election shall be effective on the later of the date one (1) year from the date of such election or the beginning of the next calendar year, or such later date as the Administering Body may specify in the Award Agreement. Any such deferred Unrestricted Stock shall be entitled to receive Dividend Equivalent Rights settled in shares of Common Stock.

ARTICLE 9. PERFORMANCE STOCK AWARDS

         9.1 NATURE OF PERFORMANCE STOCK AWARDS. A Performance Stock Award is an Award entitling the Recipient to acquire shares of Common Stock upon the attainment of pre-established, objective performance goals based on Performance Criteria. The Administering Body may make Performance Stock Awards independent of or in connection with the granting of any other Award under this Plan. Performance Stock Awards may be granted under this Plan to any Eligible Person. The Administering Body, in its sole discretion, shall determine whether and to whom Performance Stock Awards shall be made, the performance goals

1999 OMNIBUS SECURITIES (eVENTURES GROUP, INC) - PAGE 24 applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded shares, which, in any case, shall be stated in the Award Agreement; provided, however, that the Administering Body may rely on the performance goals, based on Performance Criteria, and other standards applicable to other performance unit plans of the Company in setting the standards for Performance Stock Awards under this Plan.

         9.2 RIGHTS AS A STOCKHOLDER. A Recipient receiving a Performance Stock Award shall have the rights of a stockholder only as to shares of Common Stock actually received by the Recipient upon satisfaction or achievement of the terms and conditions of such Award and not with respect to shares subject to the Award but not actually issued to such Recipient. Accordingly, a Recipient shall be entitled to receive a stock certificate evidencing the acquisition of shares of Common Stock under a Performance Stock Award only upon satisfaction of all conditions specified in the Award Agreement evidencing the Performance Stock Award (or in a performance plan adopted by the Administering Body).


ARTICLE 10. DIVIDEND EQUIVALENT RIGHTS; INTEREST EQUIVALENTS

         10.1 DIVIDEND EQUIVALENT RIGHTS. A Dividend Equivalent Right is an Award entitling the Recipient to receive credits based on cash dividends that would be paid on the shares of Common Stock specified in the Dividend Equivalent Right (or other Award to which it relates) if such shares were held by the Recipient. A Dividend Equivalent Right may be granted hereunder to any Eligible Person, as a component of another Award or as a freestanding Award. The terms and conditions of Dividend Equivalent Rights shall be specified by the Administering Body and stated in the Award Agreement. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Common Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Common Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award. A

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


Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award.

         10.2 INTEREST EQUIVALENTS. Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide in the Award Agreement for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified at the time of grant in the Award Agreement.

ARTICLE 11. STOCK APPRECIATION RIGHTS

         11.1 GRANT OF STOCK APPRECIATION RIGHTS. A Stock Appreciation Right may be granted to any Eligible Person selected by the Administering Body. A Stock Appreciation Right may be granted (a) in connection and simultaneously with the grant of a Stock Option, (b) with respect to previously granted Non-qualified Stock Options, or (c) independent of a Stock Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with this Plan as the Administering Body shall impose and shall be evidenced by an Award Agreement.

         11.2 COUPLED STOCK APPRECIATION RIGHTS.

                  (a) A Coupled Stock Appreciation Right ("CSAR") shall be related to a particular Stock Option and shall be exercisable only when and to the extent the related Stock Option is exercisable.

                  (b) A CSAR may be granted to the Recipient for no more than the number of shares subject to the simultaneously or previously granted and unexercised Stock Option to which it is coupled.

                  (c) A CSAR shall entitle the Recipient to surrender to the Company unexercised a portion of the Stock Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Stock Option exercise price from the Fair Market Value of a share of Common Stock on the date of exercise of the CSAR by the number of shares of Common Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Administering Body may impose. An Option with respect to which a Recipient has elected to exercise a CSAR shall, to the extent of the shares covered by such exercise, be canceled automatically and surrendered to the Company. Such Option shall thereafter remain exercisable according to its terms only with respect to the number of shares of Common Stock as to which it would otherwise be exercisable, less the number of such shares with respect to which such CSAR has been so exercised.

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


         11.3 INDEPENDENT STOCK APPRECIATION RIGHTS.

                  (a) An Independent Stock Appreciation Right ("ISAR") shall be unrelated to any Stock Option and shall have the terms set by the Administering Body. An ISAR shall be exercisable in such installments and subject to such conditions as the Administering Body may determine. An ISAR shall cover such number of shares of Common Stock as the Administering Body may determine . The exercise price per share of the Common Stock subject to each ISAR shall be set by the Administering Body and, together with the other terms and conditions of the ISAR, shall be set forth in the Award Agreement.

                  (b) An ISAR shall entitle the Recipient to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Common Stock on the date of exercise of the ISAR by the number of shares of Common Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Administering Body may impose.

         11.4 PAYMENT AND LIMITATIONS ON EXERCISE.

                  (a) Payment of the amounts determined under Section 11.2(c) and 11.3(b) above shall be in cash, in Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Administering Body. To the extent such payment is effected in Common Stock it shall be made subject to satisfaction of all provisions of this Plan pertaining to Stock Options.

                  (b) Holders of Stock Appreciation Rights may be required to comply with any timing or other restrictions with respect to the settlement or exercise of a Stock Appreciation Right, including a window-period limitation, as may be imposed in the discretion of the Administering Body.

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ARTICLE 12. REORGANIZATIONS

         12.1 CORPORATE TRANSACTIONS NOT INVOLVING A CHANGE IN CONTROL. If the Company shall consummate any Reorganization not involving a Change in Control in which holders of shares of Common Stock are entitled to receive in respect of such shares any securities, cash or other consideration (including without limitation a different number of shares of Common Stock), each Award outstanding under this Plan shall thereafter be claimed or exercisable, in accordance with this Plan, only for the kind and amount of securities, cash and/or other consideration receivable upon such Reorganization by a holder of the same number of shares of Common Stock as are subject to that Award immediately prior to such Reorganization, and any adjustments will be made to the terms of the Award, and the underlying Award Agreement, in the sole discretion of the Administering Body as it may deem appropriate to give effect to the Reorganization.

         12.2 CORPORATE TRANSACTIONS INVOLVING A CHANGE IN CONTROL. As of the effective time and date of any Change in Control, this Plan and any then outstanding Awards (whether or not vested) shall automatically terminate unless
(a) provision is made in writing in connection with such transaction for the continuance of this Plan and for the assumption of such Awards, or for the substitution for such Awards of new grants covering the securities of a successor entity or other party to the transaction resulting in such Change in Control, or an affiliate thereof, with appropriate adjustments as to the number and kind of securities and exercise prices, in which event this Plan and such outstanding Awards shall continue or be replaced, as the case may be, in the manner and under the terms provided by the Administering Body and/or in any written agreement relating to such Change in Control transaction; or (b) the Board otherwise has provided or shall provide in writing for such adjustments as it deems appropriate in the terms and conditions of the then-outstanding Awards (whether or not vested), including without limitation (i) accelerating the vesting or exercisability of outstanding Awards and/or (ii) providing for the cancellation of Awards and their automatic conversion into the right to receive the securities, cash and/or other consideration that a holder of the shares underlying such Awards would have been entitled to receive upon consummation of such Change in Control had such shares been issued and outstanding immediately prior to the effective date and time of the Change in Control (net of the appropriate option exercise prices). If, pursuant to the foregoing provisions of this Section 12.2, this Plan and any outstanding Awards granted hereunder shall terminate by reason of the occurrence of a Change in Control without provision for any of the actions described in clause (a) or (b) hereof, then any Recipient holding outstanding Awards shall have the right, at such time immediately prior to the consummation of the Change in Control as the Administering Body shall designate, to convert, claim or exercise, as applicable, the Recipient's Awards to the full extent not theretofore converted, claimed or exercised, including any installments which have not yet become vested or exercisable.

ARTICLE 13. DEFINITIONS

    Capitalized terms used in this Plan and not otherwise defined shall have the meanings set forth below:

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


"ADMINISTERING BODY" shall mean the Board as long as no Stock Plan Committee has been appointed and is in effect and shall mean the Stock Plan Committee as long as the Stock Plan Committee is appointed and in effect.

"AFFILIATED ENTITY" shall mean (i) any corporation or limited liability company, other than the Company, in an unbroken chain of corporations or limited liability companies ending with the Company if each corporation or limited liability company owns stock or membership interests (as applicable) possessing more than fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations or limited liability companies in such chain; (ii) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is more than fifty percent (50%) controlled (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or another Affiliated Entity; or
(iii) any other entity, approved by the Administering Body as an Affiliated Entity under the Plan, in which the Company or any other Affiliated Entity has a material equity interest.

"AWARD" OR "AWARDS," except where referring to a particular category or grant under this Plan, shall include Incentive Stock Options, Non-qualified Stock Options, Restricted Stock Awards, Unrestricted Stock Awards, Performance Stock Awards, Dividend Equivalent Rights and Stock Appreciation Rights.

"AWARD AGREEMENT" means the agreement or confirming memorandum setting forth the terms and conditions of the Award.

"BOARD" means the Board of Directors of the Company.

"CHANGE IN CONTROL" means the following and shall be deemed to occur if any of the events specified in clause (a), (b), (c) or (d) occur:

                  (a) Any person, within the meaning of Section 13(d) or 14(d) of the Exchange Act (other than the Company or any corporation or other such person of which a majority of its voting power or its voting equity securities or equity interests is owned, directly or indirectly, by the Company (a "Related Entity"), or any employee benefit plan (or a trust forming a part thereof) maintained by the Company or any Related Entity), becomes, after the Effective Date, the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities; or

                  (b) During any period of two (2) consecutive years, individuals, who at the beginning of such period, constitute the Board and any new Director of the Company (other than a Director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (a), (c) or

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


         (d) of this definition) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the Directors of the Company then still in office who either were Directors of the Company at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board;

                  (c) A merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities shall not constitute a Change in Control; and provided further a merger or consolidation in which the Company is the surviving entity (other than as a wholly owned subsidiary of another entity) and in which the Board of Directors of the Company or the successor to the Company, after giving effect to the merger or consolidation, is comprised of a majority of members who are either (x) Directors of the Company immediately preceding the merger or consolidation, or (y) appointed to the Board by the Company (or the Board) as an integral part of such merger or consolidation, shall not constitute a Change in Control; or

                  (d) Approval by the stockholders of the Company or any order by a court of competent jurisdiction of a plan of liquidation of the Company, or the sale or disposition by the Company of all or substantially all of the Company's assets other than (i) the sale or disposition of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least fifty percent (50%) or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale; or (ii) pursuant to a dividend in kind or spinoff type transaction, directly or indirectly, of such assets to the stockholders of the Company.

                  (e) Notwithstanding the foregoing, a Change in Control of the type described in paragraph (b), (c) or (d) shall be deemed to be completed on the date it occurs, and a Change in Control of the type described in paragraph (a) shall be deemed to be completed as of the date the entity or group attaining 50% or greater ownership has elected its representatives to the Board and/or caused its nominees to become officers of the Company with the authority to terminate or alter the terms of any Employee's employment.


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


"COMMON STOCK" means the common stock of the Company, par value $.001 per share, as constituted on the Effective Date, and as thereafter adjusted as a result of any one or more events requiring adjustment of outstanding Awards under Section
3.4 above.

"COMPANY" means eVentures Group, Inc., a Delaware corporation.

"CONSULTANT" means any consultant or advisor if:


                  (a) the consultant or advisor renders bona fide services to the Company or any Affiliated Entity;

                  (b) the services rendered by the consultant or advisor are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and

                  (c) the consultant or advisor is a natural person who has contracted directly with the Company or an Affiliated Entity to render such services.

"CSAR" means a coupled stock appreciation right as defined in Section 11.2.

"DIRECTOR" means any person serving on the Board or the Board of Directors of an Affiliated Entity irrespective of whether such person is also an Employee of the Company or an Affiliated Entity.

"DIVIDEND EQUIVALENT RIGHT" shall mean any Award granted pursuant to Article 10 of this Plan.

"DRO" shall mean a domestic relations order as defined by the IRC or Title I of ERISA or the rules thereunder.

"EFFECTIVE DATE" means September 22, 1999, which is the date this Plan was adopted by the Board.

"ELIGIBLE PERSON" shall include key Employees, Directors and Consultants of the Company or of any Affiliated Entity.

"EMPLOYEE" means any officer or other employee (as defined in accordance with Section 3401(c) of the IRC) of the Company or any Affiliated Entity.

"ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

"EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.


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



"EXPIRATION DATE" means the tenth anniversary of the Effective Date.

"FAIR MARKET VALUE" of a share of the Company's capital stock as of a particular date shall be: (a) if the stock is listed on an established stock exchange or exchanges (including for this purpose, the NASDAQ National Market), the closing sale price of the stock quoted for such date as reported in the transactions index of each such exchange, as published in The Wall Street Journal and determined by the Administering Body, or, if no sale price was quoted in any such index for such date, then as of the next preceding date on which such a sale price was quoted; or (b) if the stock is not then listed on an exchange or the NASDAQ National Market, the average of the closing bid and asked prices per share for the stock in the over-the-counter market as quoted on The NASDAQ Small Cap Market, or, if not so quoted, on the OTC Bulletin Board, on such date; or
(c) if the stock is not then listed on an exchange or quoted in the over-the-counter market, an amount determined in good faith by the Administering Body; provided, however, that (i) when appropriate, the Administering Body, in determining Fair Market Value of capital stock of the Company, may take into account such other factors as it may deem appropriate under the circumstances and (ii) if the stock is traded on The NASDAQ Small Cap Market and both sales prices and bid and asked prices are quoted or available, the Administering Body may elect to determine Fair Market Value under either clause (a) or (b) above. Notwithstanding the foregoing, the Fair Market Value of capital stock for purposes of grants of Incentive Stock Options shall be determined in compliance with applicable provisions of the IRC.

"INCENTIVE STOCK OPTION" means a Stock Option that qualifies as an incentive stock option under Section 422 of the IRC, or any successor statute thereto.

"IRC" means the Internal Revenue Code of 1986, as amended.

"ISAR" means an independent stock appreciation right as defined in Section 11.3.

"JUST CAUSE DISMISSAL" shall mean a termination of a Recipient's employment for any of the following reasons: (a) the Recipient violates any reasonable rule or regulation of the Board, the Company's Chief Executive Officer or the Recipient's superiors that results in material damage to the Company or an Affiliated Entity or which, after written notice to do so, the Recipient fails to correct within a reasonable time; (b) any willful misconduct or gross negligence by the Recipient in the responsibilities assigned to the Recipient;
(c) any willful failure to perform the Recipient's job as required to meet the Company's or an Affiliated Entity's objectives; (d) any wrongful conduct of a Recipient which has an adverse impact on the Company or an Affiliated Entity or which constitutes a misappropriation of assets of the Company or an Affiliated Entity; (e) the Recipient's performing services for any other person or entity that competes with the Company or an Affiliated Entity while the Recipient is employed by the Company or an Affiliated Entity, without the prior written approval of the Chief Executive Officer of the Company or an Affiliated Entity; or (f) any other conduct that the Administering

1999 OMNIBUS SECURITIES (eVENTURES GROUP, INC) - PAGE 33

Body determines constitutes just cause for dismissal; provided, however, that if a Recipient is party to an employment agreement with the Company and/or an Affiliated Entity providing for just cause dismissal (or some comparable notion) of such Recipient from his or her employment with the Company or an Affiliated Entity, "Just Cause Dismissal" for purposes of this Plan shall have the same meaning as ascribed thereto or to such comparable notion in such employment agreement.


"NON-QUALIFIED STOCK OPTION" means a Stock Option that is not an Incentive Stock Option.


"PARENT CORPORATION" means any parent corporation of the Company as defined in
Section 424(e) of the IRC.

"PERFORMANCE-BASED COMPENSATION" means performance-based compensation as described in Section 162(m)(4)(C) of the IRC.

"PERFORMANCE CRITERIA" shall mean the following business criteria with respect to the Company, any Affiliated Entity or any division or operating unit of any thereof: (a) income or net income, (b) pre-tax income, (c) operating income or net operating income, (d) cash flow, (e) earnings per share (including earnings before interest, taxes and amortization), (f) return on equity, (g) return on invested capital or assets, (h) cost reductions or savings, (i) funds from operations, (j) appreciation in the fair market value of Common Stock, (k) earnings before any one or more of the following items: interest, taxes, depreciation or amortization, (l) book value of Common Stock, (m) total stockholder return, (n) return on capital, (o) return on assets or net assets, or (p) operating margin.

1999 OMNIBUS SECURITIES (eVENTURES GROUP, INC) - PAGE 33

"PERFORMANCE STOCK AWARDS" means Awards granted pursuant to Article 9.

"PERMANENT DISABILITY" shall mean that the Recipient becomes physically or mentally incapacitated or disabled so that the Recipient is unable to perform substantially the same services as the Recipient performed prior to incurring such incapacity or disability (the Administering Body, at its option and the Company's expense, may retain a physician to confirm the existence of such incapacity or disability, and the determination of such physician shall be binding upon the Company and the Recipient), and such incapacity or disability continues for a period of three consecutive months or six months in any 12-month period or such other period(s) as may be determined by the Administering Body with respect to any Award, provided that for purposes of determining the period during which an Incentive Stock Option may be exercised pursuant to Section 5.13(b)(ii) hereof, Permanent Disability shall mean "permanent and total disability" as defined in Section 22(e) of the IRC.


"PLAN" means this 1999 Omnibus Securities Plan of the Company.

"PLAN TERM" means the period during which this Plan remains in effect (commencing on the Effective Date and ending on the Expiration Date).

"RECIPIENT" means an Eligible Person who has received an Award or Awards under this Plan or any person who is recognized under this Plan as the successor in interest to such an Eligible Person with respect to such Eligible Person's Award.

"REORGANIZATION" means any merger, consolidation or other reorganization.

"RESTRICTED STOCK" shall have the meaning ascribed thereto in Section 7.1.

1999 OMNIBUS SECURITIES (eVENTURES GROUP, INC) - PAGE 34

"RESTRICTED STOCK AWARDS" means any Award granted pursuant to Article 7 of this Plan.

"Retirement" means normal retirement from employment with the Company or an Affiliated Entity in accordance with the retirement policies of the Company or any such Affiliated Entity then in effect, as determined by the Administering Body.

"RULE 16b-3" means Rule 16b-3 under the Exchange Act, or any successor or similar rule under the Exchange Act, as the same may be amended from time to time.

"SECURITIES ACT" means the Securities Act of 1933, as amended.

"SIGNIFICANT STOCKHOLDER" is an individual who, at the time an Award is granted to such individual under this Plan, owns more than 10% of the combined voting power of all classes of stock of the Company or of any Parent Corporation or Subsidiary Corporation (after application of the attribution rules set forth in Section 424(d) of the IRC).

"STOCK APPRECIATION RIGHT" means a stock appreciation right granted under
Article 11 of this Plan.

"STOCK OPTION" OR "OPTION" means a right to purchase stock of the Company granted under Article 6 of this Plan to an Eligible Person.

"STOCK PLAN COMMITTEE" means the committee appointed by the Board to administer this Plan pursuant to Section 4.1.

"SUBSIDIARY CORPORATION" means any subsidiary corporation of the Company as defined in Section 424(f) of the IRC.

"UNRESTRICTED STOCK" shall have the meaning ascribed thereto in Section 8.1.

"UNRESTRICTED STOCK AWARD" means any Award granted pursuant to Article 8 of this Plan.


1999 OMNIBUS SECURITIES (eVENTURES GROUP, INC) - PAGE 35

                                                                      APPENDIX B

                              eVENTURES GROUP, INC.

                             AUDIT COMMITTEE CHARTER


                                     GENERAL


The Audit Committee of the Board of Directors of eVentures Group, Inc. shall consist of at least three independent directors. Members of the Committee shall be considered independent if they meet the independent director criteria of Rule 4200(a)(15) of the Nasdaq Stock Market, Inc. As determined by the Board of Directors, the Members of the Committee will be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the Audit Committee. Additionally, at least one member of the Audit Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Company management, independent auditors and the Company's General Counsel may attend each meeting or portions thereof as required by the Committee. The Committee shall meet as scheduled by the Chairperson selected by the Board of Directors, as frequently as circumstances dictate.


                                RESPONSIBILITIES

The Audit Committee's role is one of oversight whereas the Company's management is responsible for preparing the Company's financial statements and the independent auditors are responsible for auditing those financial statements. In particular, the Committee will not plan or conduct the Company's audit or determine whether the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. The Committee recognizes that the Company's financial management and the independent auditors have more time, knowledge and more detailed information on the Company than do the members of the Committee; consequently, the Audit Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the independent auditor's work, and is not responsible for resolving disagreements, if any, between the Company's management and the independent auditors. Additionally, it is not the responsibility of the Committee to ensure that the Company complies with all laws and regulations.

The following functions shall be the key responsibilities of the Audit Committee in carrying out its oversight function.

     1. Provide an open avenue of communications among the independent auditors, Company management and the Board of Directors, including private sessions with the independent auditors, and/or Company management to discuss any matters that the Committee may deem appropriate or that either of these groups believes should be discussed.

     2. Provide open communication with Company management relating to the quality and adequacy of the Company's financial reporting process, published financial statements and/or major disclosures and the adequacy of the Company's system of internal controls.

     3. Provide open communication with Company management and General Counsel relating to legal and regulatory matters that may have a material impact on the Company's financial statements and Company compliance policies.

     4. Meet with Company management and independent auditors regarding the appropriateness of accounting principles followed by the Company, changes in accounting principles and their impact on the financial statements.

     5. The Committee and Board of Directors shall be ultimately responsible for the approval (subject to ratification by the shareholders), evaluation, and replacement of the independent auditors. The Committee will:

          o Monitor the independence and performance of the independent auditors and their audit of the Company's financial statements.

          o Recommend annually the appointment of the independent auditors to the Board for its approval.

          o In accordance with The Independence Standards Board Statement No.1, request from the independent auditors a formal written statement delineating all relationships between the independent auditors and the Company, including all non-audit services and fees.

          o Discuss with the independent auditors if any disclosed relationship or service could impact the auditors' objectivity and independence.

          o Recommend that the Board of Directors take appropriate action in response to the auditors' statement to ensure the independence of the independent auditors.

          o Approve the fees and other significant compensation to be paid to the independent auditors.

     6. Meet with the independent accountants and Company management to review the scope of the proposed external audit for each fiscal year. The external audit scope shall include a requirement that the independent accountants inform the Committee of any significant changes in the independent accountant's original audit plan and that the independent accountants will conduct a review on interim financial information prior to the Company's filing of each quarterly report to shareholders (Form 10-Q).

     7. Review with Company management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution.

     8. Meet with independent auditors, Company management and internal auditors and review their report to the Committee including comments relating to the system of internal controls, published financial statements and related disclosures, the adequacy of the financial reporting process and the scope of the independent audit. The Board of Directors and the Committee are in place to represent the Company's stockholders; accordingly, the independent auditors are ultimately accountable to the Board of Directors and the Committee on all such matters.

     9. Review the Company's annual audited financial statements (including results thereof) prior to filing or distribution (which review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments).

     10. Prepare a Report, for inclusion in the Company's proxy statement, disclosing that the Committee reviewed and discussed the audited financial statements with management and discussed certain other matters with the independent auditors. Based upon these discussions, state in the Report whether the Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report.

     11.  Approve and monitor a code of conduct for the Company.

     12. Review and advise the Board on potential conflicts of interest regarding the Company and its officers and directors.

     13. Review and reassess the adequacy of the Audit Committee's charter annually. If any revisions therein are deemed necessary or appropriate, submit the same to the Board for its consideration and approval.

     14.  Monitor the performance of the internal auditing department.

     15. Perform any other activities consistent with this Charter, the Company's by-laws and governing law, as the Committee or the Board of Directors deems necessary or appropriate.

     16. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

The Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities and it has direct access to the independent auditors as well as anyone in the organization and full access to all books, records, facilities and personnel of the Company. The Committee has the ability to retain, at the Company's expense, special legal, accounting or other consultants or experts it deems necessary in the performance of its duties.

                                     QUORUM

For the transaction of business at any meeting of the Audit Committee, the presence of no less than 50% of the members shall constitute a quorum.




********************************************************************************

Nothing contained in this charter is intended to, or should be construed as, creating any responsibility or liability of the members of the Committee except to the extent otherwise provided under Federal securities laws or the Delaware General Corporation law which shall continue to set the legal standard for the conduct of the members of the Committee.

********************************************************************************

                                   PROXY CARD

                        PLEASE SIGN, DATE AND RETURN YOUR
                         PROXY CARD AS SOON AS POSSIBLE

                         ANNUAL MEETING OF SHAREHOLDERS
                              eVENTURES GROUP, INC.

                                NOVEMBER 9, 2000

                 PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED

         The undersigned, having received the notice and accompanying Proxy Statement for the annual meeting of stockholders of eVentures Group, Inc. (the "Company") to be held on Thursday, November 9, 2000 (the "Annual Meeting"), hereby appoints Thomas P. McMillin or Stuart J. Chasanoff, and each of them, with full power of substitution, as the undersigned's proxy and attorney-in-fact to vote at the Annual Meeting, or any adjournment thereof, all shares voting stock of the Company, which the undersigned may be entitled to vote. The above proxies are hereby instructed to vote at the Annual Meeting or any adjournment thereof, as shown below.

         PLEASE MARK YOUR VOTES
[X]      AS IN THIS EXAMPLE

                                                 NOMINEE           FOR         WITHHELD
                                            ------------------
1.       PROPOSAL NO. 1 -                   Mark R. Graham         [ ]           [ ]
         ELECTION OF DIRECTORS              Stuart A. Subotnick    [ ]           [ ]
                                            Jan R. Horsfall        [ ]           [ ]

                                                   FOR           AGAINST       ABSTAIN
2.       PROPOSAL NO. 2 -                          [ ]             [ ]           [ ]
         RATIFICATION OF AMENDMENTS
         TO THE 1999 OMNIBUS SECURITIES
         PLAN

                                                   FOR           AGAINST       ABSTAIN
3.       PROPOSAL NO. 3 -                          [ ]             [ ]           [ ]
         INCREASE IN AUTHORIZED
         SHARES

                                                 I PLAN TO ATTEND MEETING        [ ]


The undersigned acknowledges receipt of (a) notice of annual meeting of stockholders, (b) the accompanying proxy statement and (c) the company's 2000 Annual Report to Stockholders.

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE ABOVE. YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THIS PROXY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU DECIDE TO ATTEND THE MEETING, YOU MAY, IF SO DESIRED, REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON.

SIGNATURE                           DATE             , 2000
         ----------------------         -------------
SIGNATURE                           DATE             , 2000
         ----------------------         -------------
(Signature if held jointly)

PROXY INSTRUCTIONS:

1. Please sign exactly as the name or names appear on your stock certificate (as indicated hereon).

2. If the shares are issued in the name of two or more persons, all of them must sign the proxy.

3. A proxy executed by a corporation must be signed in its name by an authorized officer. Executors, administrators, trustees and partners should indicate their capacity when signing.



                                       2